UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Y-MABS THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Y-MABS THERAPEUTICS, INC.
230 PARK AVENUE, SUITE 3350
NEW YORK, NY 10169
(646) 885-8505
April 29, 2022
Dear Stockholder:
I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Y-mAbs Therapeutics, Inc., (the “Company”), which will be held on Thursday, June 9, 2022 at 10:00 a.m., Eastern Time. Due to the coronavirus pandemic (“COVID-19”), the Annual Meeting will be conducted entirely online through a virtual meeting only format via live audio webcast. You will be able to attend the meeting in a listen-only mode, vote your shares electronically, and submit your questions during the meeting by visiting: https://web.lumiagm.com/257688918 (password:ymabs2022). You will not be able to attend the Annual Meeting in person.
The Notice of Internet Availability of proxy materials provides you with information on how to access the proxy materials and obtain the details of the business to be conducted at the meeting.
At the Annual Meeting, stockholders will consider and vote on the following matters: (1) The election of two (2) Class I directors each to serve for a three (3) year term to expire at the 2025 annual meeting of stockholders; (2) The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; (3) A non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in these proxy materials; and (4) The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on April 20, 2022 will be entitled to notice of, and to vote, at the Annual Meeting or any adjournment or postponement thereof. We encourage all stockholders to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy or voting instruction card by Internet or, if you have requested to receive a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card in the enclosed envelope. You may also vote your shares electronically during the virtual meeting.
You will find the proxy card or voting instruction card by accessing the Internet websites mentioned on the Notice of Internet Availability and by following the instructions thereon. We encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible.
Our Annual Report on Form 10-K for the period ended December 31, 2021 is available by Internet or by mail in accordance with the instructions found on the Notice of Internet Availability. We urge you to read it carefully.
Thank you for your ongoing support and continued interest in the Company.
By order of the Board of Directors,

Thomas Gad Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy

Y-MABS THERAPEUTICS, INC.
230 Park Avenue, Suite 3350
New York, New York 10169
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholder:
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Y-mAbs Therapeutics, Inc., will be held on Thursday, June 9, 2022 at 10:00 a.m., Eastern Time, virtually at the following website: https://web.lumiagm.com/257688918 (password: ymabs2022), and can be accessed by entering the 11-digit control number included on the proxy card. We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts. The following items of business will be brought before the Stockholders at the Annual Meeting:
1.
To elect two (2) Class I directors, Dr. Gérard Ber and David N. Gill, each nominated by our Board of Directors to serve for a three (3) year term to expire at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal;

2.
To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
To approve a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in these proxy materials; and

4.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting is being held entirely online due to the public health impact of the coronavirus pandemic (“COVID-19”) and to allow us to continue to proceed with the meeting while mitigating health and safety risks to participants. You will not be able to attend the Annual Meeting in person.
The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on April 20, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.
We have elected to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you.
YOUR VOTE IS IMPORTANT. Whether or not you expect to attend our virtual Annual Meeting, please vote as soon as possible. If you received the Notice of Internet Availability, a proxy card was not sent to you and you may vote only via the Internet unless you attend the annual meeting virtually, in which case you will be able to vote via live webcast at https://web.lumiagm.com/257688918 (password: ymabs2022), or request that a proxy card and proxy materials be mailed to you. If you have requested that a proxy card and proxy materials be mailed to you, and you have received those materials, then you may vote via the Internet, by telephone or by mailing a completed proxy card. For specific voting instructions, please refer to the information provided in the accompanying Proxy Statement and in the Notice of Internet Availability.
To vote shares, submit questions, or access the virtual meeting, stockholders will need to enter the 11-digit control number appearing on the Notice of Internet Availability, voting instruction form, or paper proxy card. Guests without a control number may also attend the meeting, but will not be permitted to vote or submit questions.

We urge stockholders to vote and submit proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Stockholders who have sent in proxies or voted via telephone or internet do not need to take any further action. Any stockholder who has not yet voted on the day of the Annual Meeting may do so by clicking on the voting button on the virtual Annual Meeting website and following the applicable voting instructions. You may revoke your proxy in the manner described in the 2022 Proxy Statement at any time before it has been voted at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 9, 2022:
This notice of annual meeting, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits (the “Annual Report”), are available for viewing, printing and downloading at www.astproxyportal.com/ast/22412.
A copy of our Annual Report will be furnished without charge to any stockholder upon written or oral request to Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, Attention: Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year December 31, 2021 as filed with the SEC, with exhibits, are also available on the SEC’s website at www.sec.gov.
We are making this proxy statement, the related proxy card and our Annual Report available to stockholders for the first time on or about April 29, 2022.
We have fully set forth the proposals in the accompanying proxy statement, which you are urged to read thoroughly. For the reasons set forth in the proxy statement, our Board of Directors recommends a vote FOR: (1) the nominees to the Board listed on the proxy card (Proposal No.1); (2) the ratification of the appointment of the Company’s independent Registered Public Accounting Firm for 2022 (Proposal No. 2); and (3) approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers (Proposal No. 3).
By order of the Board of Directors,

Thomas Gad Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy New York, New York April 29, 2022

Y-MABS THERAPEUTICS, INC.
230 PARK AVENUE, SUITE 3350
NEW YORK, NY 10169
(646) 885-8505

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2022

We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 9, 2022, at 10:00 a.m. Eastern Time, virtually via live webcast at https://web.lumiagm.com/257688918 (password: ymabs2022), and which can be accessed by entering the 11-digit control number included on the proxy card, and at any meeting following adjournment thereof. We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts. The Annual Meeting is being held entirely online due to the public health impact of the coronavirus pandemic (“COVID-19”) and to allow us to continue to proceed with the meeting while mitigating the health and safety risks to participants. You will not be able to attend the Annual Meeting in person.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Secretary written notice to that effect.
We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s (“SEC”) “notice and access” rules. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of this proxy statement and our Annual Report.
The Notice of Internet Availability will be mailed to our stockholders on or about April 29, 2022. The Notice of Internet Availability contains instructions on how to access documents online. Utilizing this method of delivery expedites receipt of proxy materials by our stockholders and lowers the cost of the Annual Meeting. The Notice of Internet Availability also contains instructions on how stockholders can receive a paper copy of our materials, including this proxy statement, our Annual Report, and a form of proxy card or voting instruction card. Those who do not receive the Notice of Internet Availability, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.
The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card are first being distributed and made available to stockholders on or about April 29, 2022. In addition, our proxy materials will be posted on both our corporate website https://ir.ymabs.com/financial-information/annual-reports, as well as on the website referenced in the Notice of Internet Availability.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits (the “Annual Report”), will be furnished without charge to any stockholder upon written request to Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, Attention:

Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC, with exhibits, are also available on the SEC’s website at www.sec.gov.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 9, 2022:
The Notice of Annual Meeting, this proxy statement and the Annual Report are available for viewing, printing and downloading at www.astproxyportal.com/ast/22412.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.
Why is the Annual Meeting being held virtually this year?
The Annual Meeting is being held virtually this year because of the coronavirus pandemic (“COVID-19”) and our desire to protect the health and well-being of our stockholders, directors and employees.
How do I attend the virtual Annual Meeting?
You may attend and participate in the Annual Meeting virtually online at: https://web.lumiagm.com/257688918 (password: ymabs2022). You will not be able to attend the Annual Meeting in person.
To attend and participate in the virtual Annual Meeting, you will need the 11-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. If you lose your 11-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
How do I ask questions at the virtual Annual Meeting?
We will hold a live question and answer session in connection with the annual meeting. Stockholders may submit questions via our virtual stockholder meeting website at https://web.lumiagm.com/257688918 (password: ymabs2022). We intend to answer properly submitted questions that are pertinent to the Company and the meeting matters, as time permits. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Notice and Access Rules adopted by the SEC allow companies to choose the method for delivering proxy materials to stockholders. We have elected this year to use the Notice and Access Rules and, therefore, to mail the one-page Notice of Internet Availability regarding the availability of proxy materials on the Internet instead of sending a full set of proxy materials in the mail to our stockholders. This Notice of Internet Availability will be mailed to our stockholders on or about April 29, 2022, and our proxy materials will be posted on both our corporate website at https://ir.ymabs.com/financial-information/annual-reports, the website referenced in the Notice of Internet Availability as well at www.astproxyportal.com/AST/22412 on the same day. Utilizing this method of delivery expedites receipt of proxy materials by our stockholders and lowers the cost of the annual meeting. If you are a stockholder and would like to receive a paper or email copy of the proxy materials, you should follow the instructions in the Notice of Internet Availability for requesting copies.

Why am I receiving these materials?
Our Board of Directors is providing these proxy materials to you in connection with our Board of Directors’ solicitation of proxies for use at the Company’s Annual Meeting, which will take place on June 9, 2022. Stockholders are invited to attend the Annual Meeting virtually and are requested to vote on the proposals described in this Proxy Statement. You will not be able to attend the Annual Meeting in person.
What proposals will be voted on at the Annual Meeting?
There are three (3) proposals scheduled to be voted on at the Annual Meeting:
•
the election of two (2) Class I directors, Dr. Gérard Ber and David N. Gill each nominated by our Board of Directors to serve for a three (3) year term to expire at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal;

•
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

•
approval of a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in these proxy materials.

At the time this proxy statement was made available, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.
How does our Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote:
•
FOR the election of the two (2) directors nominated by our Board of Directors and named in this proxy statement, as Class I directors to serve for a three (3) year term to expire at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal;

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and

•
FOR the approval, on a non-binding advisory basis, of the Company’s executive compensation as disclosed in these proxy materials.

When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 20, 2022 (the “Record Date”).
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one (1) vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 43,714,891 shares of our common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name.    If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company,

LLC (“AST”), our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote virtually at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If, at the close of business on the Record Date, your shares were not held in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters, but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you can vote in one of the following ways:
You may vote via the Internet.    A registered holder through AST (if you choose to use Internet voting through AST) can vote through the Internet by going to www.voteproxy.com. You will be asked to complete an electronic proxy card and to provide the control number from the proxy card you received in the mail. Your vote must be received by 11:59 p.m. Eastern Time on June 8, 2022 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.
You may vote by telephone.    To vote by telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States and Canada, or 1-718- 921-8500 from countries outside the United States and Canada and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 8, 2022 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
You may vote by mail.    If you requested printed copies of the proxy materials by mail, you may vote by mail by using the proxy card you received by mail. You will need to complete, date and sign the proxy card and return it promptly by mail in the envelope to be provided so that it is received no later than June 8, 2022. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors.
Beneficial Owner: Share Held in “Street Name”.    If you are a beneficial owner and hold your shares in “street name”, you will need to contact your bank, broker, or other nominee to determine whether you will be able to vote by telephone or electronically through the Internet.
Voting by telephone or over the Internet or returning your proxy card by mail will not affect your right to attend the virtual Annual Meeting and vote.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote.
How do I vote during the virtual Annual Meeting?
You may attend the Annual Meeting and vote your shares at https://web.lumiagm.com/257688918 (password: ymabs2022) during the meeting. Follow the instructions provided to vote.
If you are a stockholder of record, you will need the 11-digit control number found on your proxy card and the meeting password: ymabs2022 (case sensitive).
If you are a beneficial owner and hold your shares in “street name,” you must first obtain a valid legal proxy from your bank, broker, or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker, or other nominee included with these proxy materials, or contact your bank, broker, or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker, or other nominee, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Wednesday, June 1, 2022.
Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•
entering a new vote by Internet or telephone;

•
signing and returning a new proxy card with a later date;

•
delivering a written revocation to our Secretary at Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, by 11:59 p.m. Eastern Time on June 8, 2022; or

•
voting electronically at the virtual Annual Meeting (your attendance at the Annual Meeting will not, in and of itself, revoke your prior proxy).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxy holders by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•
FOR the election of the two (2) directors nominated by our Board of Directors and named in this proxy statement as Class I directors each to serve for a three (3) year term to expire at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal (Proposal No. 1);

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal No. 2);

•
FOR the approval of, on a non-binding advisory basis, the Company’s executive compensation as disclosed in these proxy materials (Proposal No. 3); and

•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) and Proposal No. 3 (Say-on-Pay) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposals No. 1 or 3 which would result in a “broker non-vote,” but such broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposals No. 2, and 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
What is a quorum?
A quorum is the minimum number of shares required to be present virtually at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, virtually or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 43,714,891 shares of common stock outstanding, which means that 21,857,446 shares of common stock must be represented virtually or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares virtually present at the Annual Meeting may adjourn the meeting to a later date.
How many votes are needed for approval of each proposal?
•
Proposal No. 1:   The election of Class I directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the two (2) nominees that receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of such proposal.
•
Proposal No. 2:   The ratification of the appointment of PricewaterhouseCoopers LLP requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST such proposal.

•
Proposal No. 3:   The approval, on a non-binding, advisory basis, of the Company’s executive compensation as disclosed in these proxy materials requires an affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST such proposal. This vote is advisory and not binding on the Company, the Board or the Compensation Committee of the Board (the “Compensation Committee”) in any way. To the extent there is any significant vote against the executive compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate what actions, if any, may be appropriate to address stockholder concerns.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have engaged D.F. King, at an anticipated cost of approximately $10,500, for proxy solicitation services related to the Annual Meeting.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
What if multiple stockholders share the same address?
To reduce expense we have adopted an SEC-approved procedure called “householding.” Under this procedure, we are delivering a single copy of the Notice of Internet Availability and, if applicable, the proxy materials to certain stockholders who share a single address, unless otherwise requested by one of the stockholders. A separate proxy card is included in the voting materials for each of these stockholders. To receive a separate copy of the Notice of Internet Availability and, if applicable, the proxy materials you may contact us as follows: Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505. You may also contact us by calling or writing if you would like to receive separate materials for future annual meetings.

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an amendment to the Current Report on Form 8-K to publish the final results.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals to be Included in Proxy Statement
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 28, 2022. Stockholder proposals should be addressed to: Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169.
Stockholder Proposals Not Included in Proxy Statement
Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws.
Under our amended and restated bylaws, to be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•
not earlier than February 8, 2023; and

•
not later than March 10, 2023.

In the event that we hold our 2023 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two (2) dates:
•
the 90th day prior to such annual meeting; or

•
the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates
You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to the Board of Directors.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals Not Included in Proxy Statement” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS, NOMINEES AND CORPORATE GOVERNANCE
Election of Directors
Our business affairs are managed under the direction of our Board of Directors, which is divided into three (3) classes with staggered three (3) year terms. As of the date of this Proxy Statement, there are currently two (2) Class I directors (Dr. Gérard Ber and David N. Gill), whose terms expire at the Annual Meeting; three (3) Class II directors (James I. Healy, M.D., Ashutosh Tyagi, M.D. and Laura J. Hamill), whose terms expire at the 2023 annual meeting of stockholders; and two (2) Class III directors (Thomas Gad and Johan Wedell-Wedellsborg), whose terms expire at the 2024 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).
Dr. Ber, who stands for re-election as a Class I director at the Annual Meeting will continue to serve as member of our Board of Directors and as a member of our Compensation Committee until the Annual Meeting. If elected at the Annual Meeting, he will continue to serve in those positions until his term expires at the 2025 annual meeting of stockholders, subject to the election and qualification of his successor or to his earlier death, resignation or removal.
Mr. Gill who stands for re-election as Class I director at the Annual Meeting, will continue to serve as member of our Board of Directors and as chairman of our Audit Committee, member of our Compensation Committee and member of our Nominating and Corporate Governance Committee until the Annual Meeting. If elected at the Annual Meeting, he will continue to serve in those positions until his term expires at the 2025 annual meeting of stockholders, subject to the election and qualification of his successors or to his earlier death, resignation or removal.
Following the Annual Meeting, assuming the election of Dr. Ber and Mr. Gill, six (6) of our seven (7) directors, Dr. Ber, Mr. Gill, Dr. Healy, Dr. Tyagi, Mr. Wedell-Wedellsborg and Ms. Hamill, have been determined by our Board of Directors to be independent within the meaning of the independent director requirements of Nasdaq Listing Rules and SEC Rules.
Set forth below are the names, ages and positions of the members of our Board of Directors and nominees, and the committees of the Board on which they will serve following the Annual Meeting, including the two (2) nominees for election as Class I directors, Dr. Ber and Mr. Gill. The information presented includes each director’s and nominee’s principal occupation and business experience for the past five (5) years, and the names of other public companies of which he/she has served as a director during the past five (5) years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that each such individual should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Corporate Governance Matters — Director Nomination Process” that the Nominating and Corporate Governance Committee expects of each director.
Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Name	Age	Position
Class I Directors and Nominees
Gérard Ber, Ph.D.(2)	64	Director
David N. Gill(1)(2)(3)	67	Director
Class II Directors
James I. Healy, M.D.(1)	57	Director – Chairman of the Board
Ashutosh Tyagi, M.D.(3)	45	Director
Laura J. Hamill(2)(3)	57	Director
Class III Directors
Thomas Gad	52	Founder, President, Interim Chief Executive Officer, Head of Business Development and Strategy and Director
Johan Wedell-Wedellsborg(1)	52	Director

(1)
Member of our Audit Committee

(2)
Member of our Compensation Committee

(3)
Member of our Nominating and Corporate Governance Committee

Class I Directors and Director Nominees
Dr. Gérard Ber, Director and Director Nominee
Dr. Ber has been a member of our Board of Directors since December 2018. Dr. Ber has more than 30 years of experience in Molecular Nuclear Medicine (“MNM”) including development, production and commercialization of diagnostics and therapeutic products for several indications in oncology, cardiology, neurology and infectious/inflammatory diseases. In 2002, Dr. Ber co-founded Advanced Accelerator Applications S.A., and was its Chief Operating Officer from 2002 to 2018, when it was sold to Novartis AG. Dr. Ber grew Advanced Accelerator Applications S.A. from a start-up to a global leader in MNM and was member of its board of directors from 2002 to 2015, when Advanced Accelerator Applications S.A. listed on The Nasdaq Global Select Market. Dr. Ber currently serves on the board of Lantheus Holdings, Inc. (Nasdaq: LNTH) which is the parent company of Lantheus Medical Imaging, Inc., a company focused on diagnostic imaging. From 2019 until June 2020, Dr. Ber served on the board of Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX). He received his Ph.D. degree in Pharmacy from the Scientific and Medical University of Grenoble. Dr. Ber currently serves as a member of our Compensation Committee and, if elected as a Class I director at the Annual Meeting, he will continue to serve in that capacity.
David N. Gill, Director and Director Nominee
Mr. Gill has been a member of our Board of Directors since December 2017. Mr. Gill has more than 30 years experience in medical device and life sciences industries. Mr. Gill served as Chief Financial Officer of Perspectum Ltd., a UK based diagnostic tools company from February 2021 to October 2021. Mr. Gill served as the President and Chief Financial Officer of EndoChoice, Inc., a medical device company focused on gastrointestinal disease, from April 2016 through the sale of the company in November 2016 and as Chief Financial Officer from August 2014 to November 2016. Previously, he served as the Chief Financial Officer of INC Research (now known as Syneos Health), a clinical research organization, from February 2011 to August 2013 after having served as a board member and its audit committee chairman from 2007 to 2010. Mr. Gill also currently serves on the board of Evolus, Inc. (EOLS). He previously served on the board of Strongbridge Biopharma plc. (SBBP), (acquired by Xeris Pharmaceuticals, Inc., in October 2021), Histogenics, Inc. (HSGX) (now Ocugen, Inc.), Melinta Therapeutics, Inc (MLNT)., and Strata Skin Sciences, Inc. (SSKN). Earlier in his career, Mr. Gill served in a variety of senior executive leadership roles for several medical device companies, including TransEnterix, NxStage Medical, CTI Molecular Imaging, Inc., Novoste Corporation and Dornier Medical. Mr. Gill holds a B.S. degree, cum laude, in accounting from Wake Forest University and an M.B.A. degree, with honors, from Emory University, and was formerly a certified public accountant. Mr. Gill currently serves as Chair of our Audit Committee, as a member of our Compensation Committee and our Nominating and Corporate Governance Committee and, if elected as a Class I director at the Annual Meeting, he will continue to serve in those capacities.
Class II Directors
James I. Healy, M.D., Ph.D., Chairman of the Board of Directors
Dr. Healy has served as a member of our Board of Directors since November 2017 and was appointed as Chairman of the Board of Directors on April 22, 2022. Dr. Healy has been a General Partner at Sofinnova Investments (formerly Sofinnova Ventures), a biotech investment firm, since June 2000. Prior to June 2000, Dr. Healy held various positions at Sanderling Ventures, Bayer Healthcare Pharmaceuticals (as successor to Miles Laboratories) and ISTA Pharmaceuticals, Inc. Dr. Healy is currently on the board of directors of Ascendis Pharma A/S (Nasdaq: ASND), Bolt Therapeutics, Inc. (Nasdaq: BOLT), CinCor Pharma, Inc. (Nasdaq: CINC), NuCana plc (Nasdaq: NCNA), Karuna Therapeutics, Inc. (Nasdaq: KRTX), Natera, Inc. (Nasdaq: NTRA) and one private company. Previously, he served as a board member of Amarin Corporation, Auris Medical Holding AG, Edge Therapeutics, Inc., Hyperion Therapeutics, Inc., ObsEva SA, InterMune, Inc., Iterum Therapeutics plc, Anthera Pharmaceuticals, Inc., Coherus BioSciences, Inc., Durata Therapeutics, Inc., CoTherix, Inc., Movetis NV and several private companies. In 2011, Dr. Healy won the IBF Risk Innovator Award and was named as one of the industry’s top leading Life Science investors in 2013 by Forbes Magazine. Dr. Healy holds an M.D. and a Ph.D. in Immunology from Stanford University School of Medicine and holds a B.A. in Molecular Biology and a B.A. in Scandinavian Studies from the University of California, Berkeley. He was previously a Director on the National Venture Capital Association (NVCA) and the Board of the Biotechnology Industry Organization (BIO). Dr. Healy currently serves as a member of our Audit Committee.
Ashutosh Tyagi, M.D., Director
Dr. Tyagi has been a member of our Board of Directors since November 2017, representing until the end of 2018 Scopia Capital Management LP, or Scopia Capital, an institutional alternative asset management firm. Dr. Tyagi was with Scopia Capital from 2010 to 2018 (as a partner from 2012 to 2018). At Scopia Capital, Dr. Tyagi managed global health care investments and was a Co-Portfolio Manager of Scopia Capital’s health care funds. Prior to joining Scopia, he worked at Lombard Odier, Morgan Stanley, and Citigroup. Dr. Tyagi received a B.A. in Asian Studies from the University of Michigan, an MBA from the University of Michigan Business School and an M.D. from the University of Michigan School of Medicine. Dr. Tyagi currently serves as Chair of our Nominating and Corporate Governance Committee.
Laura Jean Hamill, Director
Ms. Hamill has been a member of our Board of Directors since June 2020. Ms. Hamill has extensive experience in the biopharmaceutical industry, with over 30 years of global commercial experience in a variety of executive leadership positions. Most recently Ms. Hamill served as Executive Vice President, Worldwide Commercial Operations, for Gilead Sciences, Inc., where she was accountable for 2,200 employees, $22 billion in annual revenue and led the commercial strategy and long-term planning. As a member of the executive team she contributed to the corporate strategy and governance. Ms. Hamill also held a number of U.S. and international executive roles at Amgen, Inc., over an 18-year career with her last role being Senior Vice President US Commercial Operations, managing 2,000 employees across all Amgen’s therapeutic areas with annual revenue of $20 billion. Ms. Hamill’s areas of therapeutic expertise include inflammation, oncology, gene therapy, nephrology, osteoporosis, cardiovascular disease, migraine, HIV, hepatology, GI and anti-infectives. Ms. Hamill currently serves on the board of directors of AnaptysBio, Inc., (Nasdaq: ANAB), Pardes Biosciences, Inc. (Nasdaq: PRDS) and BB Biotech AG, (a Swiss public listed company). Ms. Hamill also is a board member for two private companies, Unchained Labs and Scilex Pharmaceuticals. Ms. Hamill previously served on the board of Acceleron Pharma Inc. Ms. Hamill holds a B.A. in business administration from the University of Arizona. Ms. Hamill currently serves as Chair of our Compensation Committee and a member of our Nominating and Corporate Governance Committee.

Class III Directors
Thomas Gad, Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy, Director
Mr. Gad founded our Company in April 2015 and served as our Chairman, until April 22, 2022. Mr. Gad has served as our President and Head of Business Development and Strategy since April 2015 and as our Interim Chief Executive Officer since April 22, 2022. Mr. Gad has been a member of our Board of Directors since our inception. Mr. Gad founded our Company inspired by his daughter, who went through six years of various cancer treatments before receiving breakthrough cancer immunotherapy at Memorial Sloan Kettering Cancer Center (“MSK”) and overcoming high-risk neuroblastoma. He was also responsible for securing executive management and seed capital for our Company. Mr. Gad has more than 12 years of industry experience in the pharmaceutical industry, including business development, senior management, financing and licensing negotiations and manufacturing site qualification. He was the co-founder of Singad Pharma, a Danish specialty pharmaceutical and distribution company, from 2003 to 2013. Prior to that, Mr. Gad worked with Aspen Capital Partners/FFC A/S in investment banking from 1998 to 2003 and has extensive experience in raising capital for publicly listed companies. Mr. Gad has a B.S. in Business Administration from Pepperdine University.
Johan Wedell-Wedellsborg, Director
Mr. Wedell-Wedellsborg has been a member of our Board of Directors since September 2015. Mr. Wedell-Wedellsborg has been the owner and Chairman of the board of Weco A/S (“Weco”) since May 2001. Weco is involved in shipping, investments in biotechnology companies, real estate investments and the financial services industry. Mr. Wedell-Wedellsborg is the majority owner of WG Biotech ApS, one of our principal stockholders. Mr. Wedell-Wedellsborg currently serves as a member of our Audit Committee.
Corporate Governance Matters
General
Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of our Board of Directors are kept informed of our business activities through discussions with our Interim Chief Executive Officer and President, our Chief Financial Officer and other officers, by reviewing analyses and reports sent to them, and by participating in Board of Directors and committee meetings. Mr. Gad currently serves as our Interim Chief Executive Officer, and we have not designated a lead independent director. Dr. Healy was appointed as the Chairman of our Board of Directors on April 22, 2022 and currently acts in that capacity. We believe that having the offices of Chairman of our Board of Directors and Chief Executive Officer held by two (2) different people is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. In accordance with our amended and restated bylaws, our Board of Directors is divided into three (3) classes with staggered three-year terms. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. As noted above, Mr. Gill is Chair of our Audit Committee, Ms. Hamill is Chair of our Compensation Committee and Dr. Tyagi is Chair of our Nominating and Corporate Governance Committee.
Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented separate committees for the areas of audit, compensation and nomination of directors, annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management and directors, among other best practices.
Board Determination of Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one (1) year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, a company’s board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
In April 2022, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director including the two director nominees. Based upon information requested from and provided by each director including the two director nominees concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that following the Annual Meeting, each of our directors, other than Mr. Gad, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Gad is not an independent director under Rule 5605(a)(2) because he is our President and Interim Chief Executive Officer. Our Board of Directors also determined that each of Mr. Gill (if elected), Dr. Healy and Mr. Wedell-Wedellsborg, all of whom will continue to comprise our Audit Committee following the Annual Meeting, satisfies the independence standards for the Audit Committee established by the SEC and the Nasdaq Listing Rules, including the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors further determined that, each of Dr. Ber (if elected), Mr. Gill (if elected), and Ms. Hamill, members of our Compensation Committee, are independent within the meaning of Rule 10C-1 under the Exchange Act. Finally, our Board of Directors determined that each of Mr. Gill (if elected), Ms. Hamill and Dr. Tyagi, members of our Nominating and Corporate Governance Committee, meets the independence requirements of the Nasdaq Listing Rules with regard to the independence of the members of nominating and corporate governance committees. In making such determinations, our Board of Directors considered the relationships that each such non-employee director and nominee has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and nominee.
Board Diversity
We value diverse perspectives and believe different points of view brought through diverse representation lead to better business performance, decision making and understanding. In addition to industry expertise and professional experience, our Board values representation that reflects diversity in other important categories including gender, race/ethnicity and sexual orientation. As a listed company on The Nasdaq Global Select Market, Nasdaq Rule 5605(f) requires that we have at least two diverse board members (or to explain the Company’s reasons for not meeting this diversity objective) and at least one diverse director must self-identify as female, and the other director must self-identify as either a racial or ethnic minority or a member of the LGBTQ+ community. Based on information provided by our directors in connection with the preparation of this Proxy Statement, our Board of Directors has determined that we meet the diversity requirements related to board composition set forth in Nasdaq Rule5605(f). Set forth below is a matrix related to such diversity determination.

The Company’s Board Diversity Matrix identifies each director’s self-identified diversity characteristics, as follows:
Board Diversity Matrix (As of April 29, 2022)
Board Diversity Matrix
Total Number of Directors
Gender	Female	Male	Non-Binary
Directors	1	6	0
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	0	0	0
Alaskan Native or Native American	0	0	0
Asian	0	1	0
Hispanic or Latinx	0	0	0
Native Hawaiian or Pacific Islander	0	0	0
White	1	5	0
Two or More Races or Ethnicities	0	0	0
LGBTQ+	0	0	0
Environmental, Social & Governance (“ESG”) Overview
We aim to operate all of our operations in a safe and responsible manner that respects the environment and protects the safety and health of our employees, our business partners and our communities. We are committed to conducting our business in an ethical manner in every culture and geography that we operate. We are committed to making our workforce inclusive, our business sustainable and friendly to the environment.
Our Sustainability Efforts
We believe that sustainable practices are essential to the long-term success of our business and that we have a responsibility to consider how our business interacts with society, impacts the environment, and can affect the global economy.
We and our employees are committed to:
Environmental:
•
Protect employees from hazardous materials

•
Responsible management of waste and prevention of pollution

Social:
•
Fostering a culture that promotes personal health and safety

•
Cultivating a culture that promotes transparency and clear communication

•
Embracing diversity, equity, and inclusion, both in the workplace and with customers, suppliers, and vendors

•
Competitively compensating our employees commensurate with skills and experience in each market

Governance:
•
Upholding fair and ethical labor, governance, and finance practices

•
Ensuring ethical organizational governance through training of our employee base

•
Promoting transparency, accountability, and engagement with our stockholders

Environmental
Some of the materials and chemicals traditionally used in our operations could cause harm to the environment and the people who handle the materials and chemicals, if proper safeguards and protocols are not implemented. We believe in responsible environmental management to protect our employees, patients, community, stockholders and the environment. We may use hazardous materials in our laboratories, and we have put in place routines to handle such materials in a way that minimizes the impact on the environment. However, as we operate our laboratories from rented facilities where services for the proper handling and disposal of hazardous materials are readily available and we conduct our business in a highly regulated industry, our potential impact on the environment and climate is viewed as limited. As a result, no specific environment and climate policies have been adopted to date.
Social
We strive to create and maintain a professional and safe work environment that fosters a collaborative culture among employees. We promote diversity, equity, and inclusion, continuous learning, and seek to engage employees with development opportunities. We are committed to individual employee success.
Corporate Governance
A key component of our success is a strong foundation of corporate governance practices and policies that promote transparency, accountability and engagement exemplified by our Board of Directors. We maintain our corporate governance guidelines to provide direction to our Board of Directors and senior management on topics such as board member qualifications, the evaluation process for our CEO and board members and reporting conflicts of interest. In addition to the guidelines and governance practices that are described throughout this Proxy Statement, each committee of the Board of Directors has a charter. All of these documents are available on our website at www.ymabs.com.
Diversity, Equity and Inclusion (“DEI”).   We seek to recruit and maintain a diverse and inclusive workforce that reflects the communities that we serve. Our recruitment process works to locate candidates, from diverse backgrounds, for all open positions. We are committed to having a diverse talent pipeline.
Commitment to Values and Ethics.   We discuss and act in accordance with our Code of Conduct, which outlines our expectations and provides guidance for all employees. Our Code of Conduct and related corporate codes and guidelines include topics such as anti-corruption, discrimination, harassment, privacy, appropriate use of company assets, protecting confidential information, and reporting violations. Our Code of Conduct and related corporate codes and guidelines reinforce the importance of fostering an open, welcoming environment in which all employees have a voice and a confidential outlet to raise concerns regarding potential violations.
In addition, we maintain high standards for all employees which include reasonable work hours and time off, equal opportunity employment, and a professional work environment that does not tolerate any form of harassment or discrimination. We and our employees strive to achieve and maintain a positive work environment. We believe the emphasis we place on selecting and training supervisors positively impacts their ability to lead people. Our leadership principles of communications, collaboration and career development are designed to improve the employee experience and strengthen working relationships.
Employee Health & Safety.   We managed the ongoing COVID-19 pandemic in 2021 by building upon our experiences from 2020 and with an emphasis on flexibility and timely communication. Our goal has been and continues to be to keep our employees safe through ability to work from home, social distancing, and regular communication with our employees.

Board of Director Meetings and Attendance
Our Board of Directors held five (5) meetings and acted by written consent three (3) times, during the year ended December 31, 2021 (“fiscal 2021”). During fiscal 2021, each of the directors then in office attended at least 75% of the aggregate of the number of Board of Director meetings and the number of meetings held by all committees of the Board of Directors on which such director then served. Members of our Board of Directors are invited to attend each annual meeting of stockholders.
Communicating with the Independent Directors
Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of our Board of Directors (if an independent director), or the lead independent director (if one is appointed), or otherwise the Chair of the Nominating and Corporate Governance Committee, subject to advice and assistance from our Chief Financial Officer, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of our Board of Directors, Chair of our Audit Committee, Chair of our Compensation Committee or Chair of our Nominating and Corporate Governance Committee, as applicable, considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to our Board of Directors should address such communications to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169.
Information Regarding Committees of the Board of Directors
We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors. A copy of each committee’s charter can be found under the “Investor Relations —  Corporate Governance — Governance Overview” section of our website, which is located at www.ymabs.com.
The following table provides membership and meeting information for fiscal 2021 for each of the committees of the Board of Directors:
Name	Audit	Compensation	Nominating and Corporate Governance
Dr. Gérard Ber		X
David N. Gill	X(1)	X	X
Dr. James I. Healy	X	X(1)
Dr. Ashutosh Tyagi			X(1)
Johan Wedell-Wedellsborg	X
Laura J. Hamill			X(2)
Total meetings in fiscal 2021	4	1	1

(1)
Committee Chair for fiscal 2021.

(2)
Laura J. Hamill replaced Dr. Gérard Ber as member of the Nominating and Corporate Governance Committee on August 3, 2021.

Below is a description of each committee of the Board of Directors.

Audit Committee
Our Audit Committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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overseeing our risk assessment and risk management policies;

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establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

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reviewing and approving or ratifying any related person transactions; and

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preparing the Audit Committee report required by SEC rules.

The current members of our Audit Committee are Mr. Gill, Dr. Healy and Mr. Wedell-Wedellsborg. Mr. Gill is Chair of our Audit Committee. Our Board of Directors has determined that Mr. Gill qualifies as an “Audit Committee financial expert” within the meaning of applicable SEC rules. Our Audit Committee held four (4) meetings during fiscal 2021.
Compensation Committee
Our Compensation Committee’s responsibilities include:
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reviewing and approving, or making recommendations to our board with respect to, the compensation of our chief executive officer and other executive officers;

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overseeing the evaluation of our senior executives;

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overseeing and administering our cash and equity incentive plans;

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reviewing and making recommendations to our Board of Directors with respect to director compensation;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent such disclosure is then required by SEC rules; and

•
preparing the Compensation Committee report if and to the extent then required by SEC rules.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “Narrative Disclosure to Summary Compensation Table”.
The current members of our Compensation Committee are Dr. Ber, Mr. Gill and Ms. Hamill. Ms. Hamill is Chair of our Compensation Committee. Our Compensation Committee held 1 (one) meeting and acted by written consent four (4) times during fiscal 2021. Effective April 26, 2022, Ms. Hamill replaced Dr. Healy as Chair of the Compensation Committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
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recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

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reviewing and making recommendations to our Board of Directors with respect to our board leadership structure and board committee structure;

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reviewing and making recommendations to our Board of Directors with respect to management succession planning;

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developing and recommending to our board corporate governance principles; and

•
overseeing an annual evaluation of our board.

The current members of our Nominating and Corporate Governance Committee are Ms. Hamill, Mr. Gill and Dr. Tyagi. Dr. Tyagi is the current Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one (1) meeting during fiscal 2021.
Director Nomination Process
The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and our Board of Directors.
Criteria and Diversity
In considering whether to recommend to our Board of Directors any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee of our Board of Directors applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders and lack of conflicts of interest. Pursuant to our Corporate Governance Guidelines, it is the general policy of the Board of Directors to seek to have on the Board of Directors at least two members who are “Diverse” as defined by Nasdaq Stock Market Rule 5605(f).
The biographies for the director nominees set forth in this proxy statement under the heading “Board of Directors and Corporate Governance — Election of Directors,” indicate each nominee’s experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that she or he should be elected to serve as a director. Our Nominating and Corporate Governance Committee and our Board of Directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board of Directors as a whole.
Our Nominating and Corporate Governance Committee does not have a specific policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the Nominating and Corporate Governance Committee also takes into consideration the diversity of members of our Board of Directors, including members and candidates who self-identify their gender as female and candidates from underrepresented communities. The Nominating and Corporate Governance Committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Our Nominating and Corporate Governence Committee reviews information provided by our directors and potential candidates for membership on the Board taking into consideration the diversity requirements set forth in Nasdaq Rule 5605(f), which, as noted above, requires that we have at least two diverse board members (or to explain the Company’s reasons for not meeting this diversity objective) and at least one diverse director must self-identify as female, and the other director must self-identify as either a racial or ethnic minority or a member of the LGBTQ+ community.
Stockholder Nominations
Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in this proxy statement under the heading “Stockholder Proposals for our 2023 Annual Meeting”, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.
Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or our Board of Directors, by following the procedures set forth in this proxy statement under the heading “Stockholder Proposals for our 2023 Annual Meeting.”
Oversight of Risk
Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day to day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. Our Board of Directors fulfills this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks. Our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices. Our Nominating and Corporate Governance Committee oversees risk management activities relating to the composition of our Board of Directors and management succession planning. Each committee reports to the full Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board of Directors discuss particular risks.
Compensation Committee Interlocks and Insider Participation
During fiscal 2021, the members of our Compensation Committee were Dr. Healy (chair), Dr. Ber and Mr. Gill. No director serving on the Compensation Committee during any part of fiscal 2021 was, at any time either during or before such fiscal year, an officer or employee of the Company or any of its subsidiaries. None of our executive officers serves, or in the past has served, as a member of the board of directors or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.
Family Relationships
There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.
There are no arrangements or understandings between any two (2) or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.
Insider Trading Compliance Policy
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading compliance policy expressly prohibits our employees, officers and directors, or any of their designees, from purchasing any such financial instruments, pledging our stock or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any of our securities. Our insider trading compliance policy also provides that such individuals should not engage in the trading of options to purchase or sell our securities or in derivative transactions of our stock and expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.
Code of Conduct
Our Board of Directors has adopted a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct has been distributed to all directors, officers, and employees. A copy of our Code of Conduct can be found under the “Investors — Corporate Governance — Governance Overview” section of our website at www.ymabs.com. We intend to disclose future amendments to certain provisions of our Code of Conduct, or waivers of such provisions, applicable to our directors and executive officers, at the same location on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy to set forth policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest (a “related party transaction”). Additionally, for the purposes of such related person transaction policy, our Board of Directors has determined that MSK shall be regarded as a related person irrespective of MSK’s beneficial ownership level.
Any proposed related party transaction must be reported to our chief financial officer. The policy calls for the proposed related person transaction to be reviewed and approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review and, in its discretion, may ratify the related person transaction. The policy also permits the Chair of our Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by our Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the policy provides that our Audit Committee will review and consider:
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the related person’s interest in the related person transaction;

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the approximate dollar value of the amount involved in the related person transaction;

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the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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whether the transaction was undertaken in the ordinary course of our business;

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whether the terms of the transaction are no less favorable to us than the terms that could have been reached with an unrelated third party;

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the purpose of, and the potential benefits to us of, the transaction; and

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any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our Audit Committee may approve or ratify the related person transaction only if our Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. Our Audit Committee may impose any conditions on the related person transaction as it deems appropriate. The policy also provides that transactions involving compensation of executive officers will be reviewed and approved by our Compensation Committee in the manner specified in its charter.
Related Person Transactions
In addition to the compensation arrangements with directors and executive officers described elsewhere in this proxy statement, since January 1, 2021, we have engaged in, or currently propose to engage in, the following transactions in which the amount involved exceeds $120,000 and any of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, or any person who was in any of those categories at the time of such transaction, had or has a direct or indirect material interest. We believe that all of these transactions were on terms comparable to terms that could have been obtained from unrelated third parties.
Provision of Glucan to MSK for the conduct of clinical studies
In November 2021 we entered into two memorandum of understandings with MSK concerning our supply of oral ß-glucan to support the conduct of two investigator initiated studies (Study 05-075 and 21-206). Oral ß-glucan is required as an adjuvant for the development of our investigational bivalent GD2-GD3 Vaccine. We agreed to source at our costs from a third-party manufacturer up to three batches of 150 liters of Oral ß-glucan to be delivered to MSK. The total value of three batches of Oral ß-glucan was a total of approx. $550,000. This value represents the manufacturing and delivery costs that Y-mAbs pays to the third party manufacturer.
Lactonization, Sterile Fill, Finish and release of investigational bivalent GD2-GD3 Vaccine
In October 2021, we agreed with MSK that MSK would perform certain services including lactonization, sterile fill, finish and release of our investigational bivalent GD2-GD3 Vaccine at a total price of approx. $132,000.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Executive Officers
Certain information regarding our executive officers as of the date of this Proxy Statement is set forth below.
Name	Age	Position
Thomas Gad	52	Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy
Bo Kruse	50	Executive Vice President, Secretary, Treasurer, and Chief Financial Officer
Torben Lund-Hansen, Ph.D.	71	Senior Vice President and Chief Technical Officer
Steen Lisby, M.D., DMSc	58	Senior Vice President and Chief Scientific Officer
Joris Wiel Jan Wilms	48	Senior Vice President and Chief Operating Officer
Susan Smith	52	Senior Vice President and Chief Commercial Officer
Vignesh Rajah, M.D.	57	Senior Vice President and Chief Medical Officer
Certain additional information concerning the individuals named above is set forth below. This information is based on information furnished us by each individual noted.
Thomas Gad, Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy — Please see “Board of Directors and Corporate Governance — Election of Directors” above for biographical information regarding Mr. Gad.
Bo Kruse, Chief Financial Officer, Treasurer and Secretary — Mr. Kruse has served as our Executive Vice President, Secretary, Treasurer and Chief Financial Officer since June 2015. Mr. Kruse also served as a member of our Board of Directors from June 2015 to June 2019. Mr. Kruse has broad international finance experience, including knowledge of capital markets, accounting and other financing activities. Prior to joining our company, Mr. Kruse was Azanta’s Chief Financial Officer from 2009 to 2015. Further, Mr. Kruse served as Genmab’s Vice President and Chief Financial Officer from 2005 to 2008 and in a number of other positions, including as Vice President and Chief Accounting Officer from 2000 to 2005. During his tenure at Genmab, Mr. Kruse was directly involved in several financing rounds, including Genmab’s initial public offering in 2000. Mr. Kruse has a M.Sc. in Business Economics and Auditing from the Copenhagen Business School.
Torben Lund-Hansen, Ph.D., Senior Vice President and Chief Technical Officer — Dr. Lund-Hansen has served as our Senior Vice President and Chief Technical Officer since January 2016. Dr. Lund-Hansen has substantial experience in antibody process development, commercial manufacturing and global project management. Dr. Lund-Hansen was Vice President and Head of Manufacturing from 2002 to 2006, Vice President and Head of Manufacturing and Preclinical Safety from 2006 to 2008 and Senior Vice President, Technical Operations from 2008 to 2009 at Genmab and President and Treasurer at Genmab MN Inc., a wholly owned subsidiary of Genmab located near Minneapolis-St. Paul, Minnesota, from 2008 to 2009. At Genmab, Dr. Lund-Hansen was responsible for outsourcing of clinical and commercial drug substance and drug product manufacturing. He was also President and Treasurer from 2008 to 2009 of Genmab MN Inc. Dr. Lund-Hansen was the owner of Lund-Hansen Consulting ApS from 2009 to 2016, where he provided consulting services related to manufacturing processes for biopharmaceutical-related industries. Dr. Lund-Hansen has been responsible for compiling technical Chemistry, Manufacturing, and Controls documentation packages submitted to global regulatory agencies followed by approval and launch of several biologics. Dr. Lund-Hansen received his M.Sc. and Ph.D. from the University of Copenhagen.
Steen Lisby, M.D., DMSc, Senior Vice President and Chief Scientific Officer — Dr. Lisby joined our Company in June 2017 as our Senior Vice President and Chief Medical Officer and he served in that capacity until June 2020 when his position was changed to Senior Vice President and Chief Scientific Officer. Dr. Lisby has extensive clinical and scientific experience, and is the author of over 50 scientific peer-reviewed publications in clinical research. Previously, Dr. Lisby was Vice President, Head of Medical at Genmab

A/S from 2014 to 2017 and also held other positions there including Senior Medical Director from 2010 to 2014, Medical Director from 2008 to 2010 and Medical Advisor from 2004 to 2007. Dr. Lisby received his M.D. degree from the University of Copenhagen and is a named inventor on seven patent applications. Dr. Lisby oversees our Research & Development Laboratories located in Nutley, New Jersey.
Joris Wiel Jan Wilms, Senior Vice President and Chief Operating Officer — Mr. Wilms has served as our Senior Vice President and Chief Operating Officer since November 2017. Mr. Wilms joined our Company in July 2016 as Vice President and Head of Clinical Operations and has extensive industry experience in clinical development, primarily within oncology and hematology indications. Mr. Wilms was at KLIFO A/S (“KLIFO”) from 2010 to 2016, where he served as Vice President — Clinical Trial Services and Pharmacovigilance Services, and at Genmab from 2004 to 2010, where he served as Associate Director of Clinical Development from 2008 to 2010. At KLIFO and Genmab, he was responsible for overseeing several first-in-human studies and pivotal clinical trials, leading to the approval of two monoclonal antibody-based products. Mr. Wilms received his M.Sc. in Pharmacy from the University of Groningen in The Netherlands.
Susan Smith, Senior Vice President and Chief Commercial Officer — Ms. Smith joined our Company in January 2022 as Vice President and Chief Commercial Officer. Ms. Smith has extensive commercial experience including from several successful product launches within cancer, rare diseases and endocrinology. Ms. Smith has more than 25 years of US and global oncology and rare disease experience. From 2012 to 2021 she was employed by Kyowa Kirin, Inc., in various commercial positions of increasing responsibility — most recently as its Vice President, US Oncology Business Unit Head. Previous positions include Head, Oncology Marketing at EUSA Pharma Inc., Vice President at Interlink Healthcare Communications and several managerial positions at Bristol-Meyers Squibb. Ms. Smith received her Master of Science from Purdue University, Indiana.
Vignesh Rajah, MBBS, DCH, MRCP(UK), MBA, Senior Vice President and Chief Medical Officer — Dr. Rajah joined our company in June 2020 as our Senior Vice President and Chief Medical Officer. Dr. Rajah qualified as physician in University of London, and has 10 years’ experience in hospital practice, specializing in Internal Medicine and Paediatric Critical Care in the United Kingdom. He brings extensive experience in medical affairs since joining the industry in 2001, with roles of increasing seniority in global pharma companies including Sanofi, Wyeth LLC and most recently GlaxoSmithKline plc, (“GSK”), covering multiple therapeutic areas such as Oncology, Vaccines, Immunology and Respiratory. In his most recent role in GSK, from 2015 to 2020 he was VP, Europe Area Medical Head managing a large medical organization, accountable for medical affair activities in pre-launch and post-launch phase, life-cycle management of medicines, safety and pharmacovigilance, medical governance, and building industry-leading medical capabilities.
Compensation Discussion and Analysis
Introduction
This section sets forth our Compensation Discussion and Analysis (“CD&A”) and presents the material elements of our executive compensation policies and practices for our “named executive officers” and the most important factors relevant to an analysis of these policies. In addition, this section provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place in perspective the data presented in the following tables and the corresponding narrative.
For fiscal 2021, our “named executive officers” were: Thomas Gad, our Founder, Chairman, President and Head of Business Development and Strategy, Claus Juan Møller-San Pedro, M.D., Ph.D., our Chief Executive Officer, Bo Kruse, our Executive Vice President, Secretary, Treasurer and Chief Financial Officer, Dr. Steen Lisby, our Senior Vice President and Chief Scientific Officer and Dr. Vignesh Rajah, our Senior Vice President and Chief Medical Officer. Effective April 22, 2022, Dr. Møller stepped down from his position as our Chief Executive Officer and Mr. Gad was appointed as our Interim Chief Executive Officer. At the same time, Mr. Gad stepped down as our Chairman of the Board of Directors.
For fiscal 2021, Dr. Møller was our Principal Executive Officer and Mr. Kruse is our Principal Financial Officer. Effective April 22, 2022, Mr. Gad is our Principal Executive Officer.

Main objectives
The main objectives of our executive compensation program are to (i) attract, retain and reward executive officers who contribute to our long-term success; (ii) align compensation with the short- and long-term interests of stockholders; and (iii) motivate and reward high levels of team and individual performance. These objectives collectively seek to link executive officer compensation to our overall performance, which helps to align the interests of our executives with the interests of our stockholders.
Components of Executive Compensation
We believe that by structuring the executive compensation program so that a significant portion of our named executive officers’ pay is at risk, including a meaningful equity-based component, we can best ensure our named executive officers are incentivized to maximize our performance and increase value for our stockholders. To this end, our program is comprised of three primary elements:
Compensation Element	Objective	Key Features
Base Salary (fixed cash)	To attract and retain executives.	Fixed compensation that is competitive with peer company data and that recognizes each executive’s position, role, responsibility and experience.
Annual Performance Bonus (at-risk cash)	To motivate and reward the achievement of our short-term strategic and business goals that support our longer term objectives.
Target annual performance bonus opportunities, which are expressed as a percentage of base salary, are reviewed annually.
Actual bonus payments are determined at the end of the year and are dependent upon the actual achievement of specific corporate performance objectives, determined by our Compensation Committee and our Board of Directors.

Long Term Equity Awards (at-risk equity)	To motivate and reward executives for long-term company performance; aligns executives’ interests with stockholder interests and changes in stockholder value. Attracts highly qualified executives and encourages their continued employment over the long-term.
Stock options that are subject to multi-year vesting based on continued service.
Individual awards are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, internal equity among executives and competitive market data.

These individual compensation elements are intended to create a total compensation package for each named executive officer that we believe supports the achievement of our compensation objectives and provides competitive compensation opportunities.
We review compensation for our executive officers annually.
Role of our Compensation Committee, Management and Consultant
Compensation Committee
Our Compensation Committee makes recommendations to our Board with respect to base salaries, bonuses and grants of equity incentive awards for our executive management team, which, as of the date of this Proxy Statement, consists of Mr. Gad and Mr. Kruse. In proposing base salaries, bonuses and equity incentive awards, our Compensation Committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. The Compensation Committee conducts performance evaluations of our executive management team.
Management
The Compensation Committee consults with our executive management team and with the Board of Directors as to the achievement of corporate objectives that drive contingent compensation awards. Performance evaluations of other employees, including our other named executive officers, are performed by the executive management team. Based on this evaluation, base salary for the coming year and cash bonuses for the current year are determined.
Consultant
Our Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation. Our Compensation Committee considered compensation information provided in fiscal years 2018, 2019, 2020 and 2021 by Radford, part of Aon Hewitt, a business unit of Aon plc, as its independent compensation consultant, in determining cash compensation and equity awards. The Compensation Committee assessed Radford’s independence and concluded that no conflict of interest existed that would prevent Radford from independently advising the Compensation Committee. The Compensation Committee intends to continue to assess the independence of any of our compensation advisors, consistent with applicable Nasdaq Listing Rules and rules and regulations under the Exchange Act.
The Compensation Committee has the authority to engage and terminate Radford’s services. While we compensate Radford for its services, Radford has no authority to make compensation decisions on behalf of the Compensation Committee or the Company. From time to time Radford may attend Compensation Committee meetings either in person or via conference call as deemed appropriate by the Chair of the Compensation Committee. Our executive management team provides historical data, reviews reports for accuracy and interacts directly with Radford. The Compensation Committee, at its discretion, may also communicate and meet separately with Radford.
Radford provided the following services to the Compensation Committee:
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reviewed and provided recommendations on the composition of our peer group;

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provided compensation data related to executives and directors at our peer group based on data from SEC filings and the Radford Global Life Sciences Survey;

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conducted a competitive review of the compensation of our executive management team, consisting of Mr. Gad, Dr. Møller and Mr. Kruse and members of our Board of Directors, including advising on the design and structure of our equity incentive compensation program; and

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prepared an analysis of our share usage under our 2018 Equity Incentive Plan (the “2018 Plan”), in comparison to our peer group based on data from SEC filings.

Radford’s fee for this engagement in 2021 was less than $120,000. The Compensation Committee determined that these services did not constitute a conflict of interest or prevent Radford from objectively performing its work for the Compensation Committee.
The Compensation Committee believes it is important when making its compensation-related decisions to be informed as to current compensation practices of comparable publicly held companies in the life sciences industry. As noted above, Radford was engaged by our Compensation Committee to develop a peer group for market assessment and conduct a competitive compensation assessment for our executive management team and our Board of Directors. Among other things, Radford provided competitive compensation data for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation for executive officers and directors. The peer group is a group of publicly traded, early commercial-stage, national and regional companies in the biopharmaceutical and biotechnology industries that were selected based on a balance of the following criteria:
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sector;

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development stage of lead product candidate;

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size (market capitalization);

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revenue;

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employee headcount;

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years since its initial public offering;

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similarity/relevance (biologics, therapeutic area, etc.).

Our Compensation Committee, in consultation with Radford, annually evaluates the composition of our peer group and adjusts its composition for factors such as recent acquisitions of peer companies, new markets that we have entered or changes in the technology market landscape. We believe that our peer group for fiscal 2021, referred to herein as our “2021 peer group”, continues to be aligned with our strategic vision and positions us to attract, retain and engage high performing leaders.
Based on these criteria, our 2021 peer group was approved by our Compensation Committee and was comprised of the companies listed below:
Agios Pharmaceuticals, Inc.	Apellis Pharmaceuticals, Inc.	Atara Biotherapeutics, Inc.
Blueprint Medicines, Corp.	Deciphera Pharmaceuticals, Inc.	Esperion Therapeutics, Inc.
G1 Therapeutics, Inc.	Global Blood Therapeutics. Inc.	Heron Therapeutics, Inc.
Intra-Cellular Therapies, Inc.	Iovance Biotherapeutics, Inc.	Karyopharm Therapeutics Inc.
MacroGenics, Inc.	Reata Pharmaceuticals, Inc.	Revance Therapeutics, Inc.
Rhythm Pharmaceuticals, Inc.	Rigel Pharmaceuticals, Inc.	TG Therapeutics, Inc.
Travere Therapeutics, Inc.	Xencor, Inc.	Zogenix, Inc.
At the time of the determination, these companies each had a market capitalization generally between $500 million and $4.5 billion, had an employee head count generally between 60 and 600 and were generally at a comparable stage to us in the development of their lead product candidate as well as primarily doing business within oncology and immunology with revenues of less than $350 million. The Compensation Committee determined that the foregoing selection criteria were appropriate for selecting the 2021 peer group because at such time, we were an early commercial-stage biopharmaceutical company with a market capitalization of approx. $1.4 billion with approx. 150 employees and revenues of less than $350 million which placed us within the range of the 2021 peer group.
We believe that the compensation practices of our 2021 peer group provided the Compensation Committee with an appropriate understanding of the competitive market when evaluating and determining the compensation of our executive management team, consisting of Mr. Gad, Dr. Møller and Mr. Kruse during fiscal 2021. However, due to the nature of our business, we compete for executive talent with many public companies, including pharmaceutical companies, that are larger and more established than we are or that possess greater resources than we do, or with smaller private companies that may be able to offer greater equity compensation potential, as well as with prestigious academic and non-profit institutions. In addition, while we generally target total direct compensation at the 50th percentile of compensation paid to similarly situated executives at the companies in our 2021 peer group, the assessment of our compensation practices against the competitive market (based on the peer group data) is just one of several factors that inform our Compensation Committee’s judgment in setting executive compensation. Our executive compensation decisions are made on a case-by-case basis and comparability to specific percentile rankings do not, in and of itself, determine individual target compensation opportunities. Although our Compensation Committee uses the 50th percentile as a reference, it also considers other factors, including market conditions, the recommendation of our Chief Executive Officer with respect to executive officers other than himself, the experience level of each executive officer and their performance against established corporate goals, in determining actual compensation amounts.
Other Key Performance Factors in Determining Executive Compensation
As the biopharmaceutical industry is characterized by very long product development cycles, including lengthy research and development periods and rigorous approval phases involving human testing and governmental regulatory approval, many of the traditional measures for evaluating performance, such as product sales, revenues and profits are inappropriate measures for a newly commercial-stage biopharmaceutical company that has only recently launched its first commercial product such as our company. Instead, the specific performance factors our compensation committee considers when determining the cash compensation of our named executive officers include:
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revenues generated from sales of approved products;

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research and development achievements which advance the development of our lead product candidates;

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successful initiation, progression and completion of clinical studies for our lead product candidates;

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successful completion of non-clinical activities for our lead product candidates;

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the achievement of regulatory goals; and the establishment and maintenance of key business activities and strategic relationships, which include financings.

These and other performance factors are considered by our Compensation Committee in connection with annual performance reviews and are key components in the determination of annual cash bonus for our named executive officers.
Annual Compensation Decisions
Mr. Gad, Dr. Møller and Mr. Kruse
Our Compensation Committee has conducted an annual performance review of each of Mr. Gad, Dr. Møller and Mr. Kruse and approved the target compensation opportunity of each of Mr. Gad, Dr. Møller and Mr. Kruse based, in part, on this review. Each year annual corporate goals are determined by our Board of Directors and set forth in writing. Before the end of each year, our Compensation Committee has determined cash incentive compensation award amounts for such year as well as the compensation levels for each of Mr. Gad, Dr. Møller and Mr. Kruse for the following year after carefully reviewing overall corporate goals, determining achievement of the established corporate goals and the achievement of individual performance goals. Any merit-based increases in base salary and the size of equity awards are based on the achievement of these corporate performance goals and individual performance goals, a review of competitive market data (based on our 2021 peer group), and consideration of the other factors described above. The cash bonus to Mr. Gad, Dr. Møller and Mr. Kruse for services during fiscal 2021 were based upon achievement of the corporate goals approved by our Board of Directors and individual performance. Typically, our Board of Directors grants annual equity awards to executive management and determines adjustments to their base salary and the amount of any annual cash incentive compensation award, at its last regularly scheduled meeting of the year.
Other Named Executive Officers
During the last quarter of each year, our executive management team, which for fiscal 2021 consisted of Mr. Gad, Dr. Møller and Mr. Kruse, has evaluated our corporate performance and each of our named executive officer’s individual performance (other than themselves). Based on this evaluation, base salary for the coming year and cash bonuses for the current year are determined. For 2019 and 2020 this determination was made on a discretionary basis. Beginning in 2021, our executive management team determined overall corporate goals and individual performance goals for each of our named executive officers (other than themselves) and increases in base salary, and based their determination of cash bonus on achievement of the corporate goals and individual performance and a review of competitive market data and consideration of other factors.

Executive Compensation Components
As noted above, the principal components of our executive compensation program for all our named executive officers are (i) base salary, (ii) performance-based annual cash bonus and (iii) long-term equity incentives. Beyond the competitive compensation data provided by Radford for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation, we have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation. We do not have any pre-established target levels for allocations or apportionment by type of compensation.
Summary Compensation Table
The following table provides information regarding the compensation paid or earned by our five (5)  named executive officers for each of the fiscal years set forth below:
Name and Principal Position		Salary ($)	Bonus ($)(1)(2)	Non-equity Incentive Plan Compensation ($)(2)(3)	Option Awards ($)	All Other Compensation ($)(5)	Total ($)
Thomas Gad Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy	2021	$500,000	$—	$187,500	$1,095,366	$84,835	$1,867,701
	2020	$470,800	$—	$205,975	$2,916,341	$84,778	$3,677,894
	2019	$440,000	$242,000	$—	$2,295,800(4)	$84,747	$3,062,547
Bo Kruse Executive Vice President, Secretary, Treasurer and Chief Financial Officer	2021	$464,000	$—	$174,000	$846,396	$835	$1,485,231
	2020	$420,700	$—	$184,056	$2,307,242	$778	$2,912,776
	2019	$392,000	$215,600	$—	$2,295,800(4)	$747	$2,904,147
Dr. Steen Lisby(6) Senior Vice President and Chief Scientific Officer	2021	$327,923	$—	$65,585	$318,643	$477	$712,628
Dr. Vignesh Rajah Senior Vice President and Chief Medical Officer	2021	$314,324	$—	$62,865	$318,643	$29,086	$724,918
	2020	$171,453	$36,740(7)	$—	$1,754,600	$16,324	$1,979,117
	2019	$—	$—	$—	$—	$—	$—
Former Named Executive Officers
Dr. Claus Juan Møller-San Pedro M.D., Ph.D. Former Chief Executive Officer(8)	2021	$630,000	$—	$283,500	$2,290,248	$84,835	$3,288,583
	2020	$574,000	$—	$301,350	$7,232,652	$84,778	$8,192,780
	2019	$550,000	$332,750	$—	$4,856,500(4)	$84,747	$5,823,997
Philip Herman(9) Former Senior Vice President and Chief Commercial Officer	2020	$403,920	$141,372	$—	$1,196,200	$444	$1,741,936
	2019	$367,200	$128,520	$—	$640,200	$420	$1,136,340

(1)
The amounts reported in the “Bonus” column represent discretionary annual cash bonuses awarded to our named executive officers. Our named executive officers have not received any non-cash compensation in lieu of salary or bonus.

(2)
The disclosure of amounts in the column reflects the performance year to which the bonus/compensation relates, rather than the year in which the bonus/compensation is paid.

(3)
Because our 2020 and 2021 annual cash bonus plans provides more specificity and less discretion regarding the calculation of the level of achievement of the performance metrics than in prior years, payments made pursuant for 2020 and 2021 cash bonuses have been reported in the Non-equity Incentive Plan Compensation column instead of the Bonus column.

(4)
These options were granted in January 2020 but were related to services rendered by the named executive officer in 2019 and are reflected in the table above as if granted in December 2019.

(5)
Mr. Gad serves as a member of our Board of Directors but does not receive any additional compensation for his service as a director. Dr. Møller served as a member of our Board of Directors from our inception until April 22, 2022, but did not receive any additional compensation for his services as a director during that time. Mr. Kruse served as a member of our Board of Directors from our inception until June 2019, but did not receive any additional compensation for his services as a director during that time. Amounts in this column include a monthly housing allowance of $7,000 to cover rental expenses associated with the U.S. residence for each of Mr. Gad and Dr. Møller and a monthly housing allowance of approximately $2,000 to cover rental expenses associated with a Danish residence for Dr. Rajah. Amounts also include certain insurance premiums and technology expenses paid for by the Company.

(6)
Dr. Lisby was employed by the Company during 2019 and 2020 but was not one of the five highest paid named executive officers for those years.

(7)
Dr. Rajah joined the Company in June 2020 and therefore received a prorated bonus for 2020.

(8)
Effective April 22, 2002, Dr. Møller stepped down as our Chief Executive Officer. Dr. Møller was one of our five (5) highest paid named executive officers for 2021.

(9)
Mr. Herman left the Company effective December 31, 2021 and was not one of the five highest paid named executive officers for 2021, but he was one of the five (5) highest paid named executive officers for 2020 and 2019.

Narrative Disclosure to Summary Compensation Table
Base Salary
In 2019, we paid annual base salaries of $440,000 to Mr. Gad, $550,000 to Dr. Møller, $392,000 to Mr. Kruse, $367,200 to Mr. Herman. Dr. Rajah was not employed by us during 2019.
In 2020, we paid annual base salaries of $470,800 to Mr. Gad, $574,000 to Dr. Møller, $420,700 to Mr. Kruse, $403,920 to Mr. Herman and $171,453 to Dr. Rajah. Dr. Rajah joined the Company on June 2, 2020 and the salary for Dr. Rajah represents his annual base salary of $293,920 prorated from his June 2, 2020 start date.
In 2021, we paid annual base salaries of $500,000 to Mr. Gad, $630,000 to Dr. Møller, $464,000 to Mr. Kruse, $327,923 to Dr. Lisby and $314,324 to Dr. Rajah.
In December 2021, our Board of Directors raised the base salary of each of Mr. Gad, Dr. Møller and Mr. Kruse to $525,900, $679,300 and $480,200, respectively, for fiscal 2022 effective as of January 1, 2022 (an increase of 5.2% compared to the 2021 base salary for Mr. Gad, an increase of 7.8% for Dr. Møller compared to his 2021 base salary and an increase of 3.5% for Mr. Kruse compared to his 2021 base salary). In addition, at the same time, the base salary for each of Dr. Lisby and Dr. Rajah was increased to $339,356 and $337,330, respectively (an increase of 8.0% compared to the 2021 base salary for Dr. Lisby and an increase of 12.0% for Dr. Rajah compared to his 2021 base salary).
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. For additional information regarding the employment agreements of our named executive officers, see the subsection herein entitled “— Employment Agreements”.
Annual Bonus
From time to time, our Board of Directors has approved discretionary annual cash bonuses to our executive officers with respect to their prior year performance. Beginning 2019 our Board of Directors began to establish certain predetermined annual cash bonus performance targets for Mr. Gad, Dr. Møller and Mr. Kruse.

For 2019 and 2020, the other named executive officers were awarded discretionary annual cash bonuses which, for Mr. Herman was in an amount of 35% of his base salary and 25% for Dr. Rajah (prorated from his June 2020 start date). Beginning in 2021, cash bonuses awarded to all named executive officers were performance-based with predetermined annual cash bonus performance targets.
In January 2020, our Board of Directors approved discretionary cash bonuses for Mr. Gad, Dr. Møller and Mr. Kruse in the amounts of $242,000, $332,750 and $215,600, respectively, for services performed during 2019. Such amounts were paid in January 2020. The cash bonus for 2019 had a target of 50% of Mr. Gad’s and Mr. Kruse’s annual base salary whereas for Dr. Møller, it was set to 55% of his annual base salary. The cash bonuses paid reflect that each of Mr. Gad, Dr. Møller and Mr. Kruse had met 110% of their 2019 targets. Mr. Herman received a discretionary cash bonus in the amount of $128,520 for services performed during 2019. Dr. Rajah was not employed by us in 2019.
In December 2020, our Board of Directors approved performance based cash bonuses for Mr. Gad, Dr. Møller and Mr. Kruse in the amounts of $205,975, $301,350 and $184,056, respectively, for services performed during 2020. Such amounts were paid in December 2020. The annual incentive cash bonus for 2020 had a target of 50% of Mr. Gad’s and Mr. Kruse’s annual base salary whereas for Dr. Møller, it was set to 60% of his annual base salary. The cash bonuses paid reflect that each of Mr. Gad, Dr. Møller and Mr. Kruse had met 87.5% of their 2020 performance based targets. The cash bonus paid to Mr. Gad amounts to 43.8% of his base salary for 2020. The cash bonus paid to Dr. Møller amounts to 52.5% of his base salary for 2020. The cash bonus paid to Mr. Kruse amounts to 43.8% of his base salary for 2020.
In December 2021, our Board of Directors approved performance based cash bonuses for Mr. Gad, Dr. Møller and Mr. Kruse in the amounts of $187,500, $283,500 and $174,000, respectively, for services performed during 2021. Such amounts were paid in December 2021 for Mr. Gad and Mr. Kruse and January 2022 for Dr. Møller. The annual incentive cash bonus for 2021 had a target of 50% of Mr. Gad’s and Mr. Kruse’s annual base salary whereas for Dr. Møller, it was set to 60% of his annual base salary. The cash bonuses paid reflect that each of Mr. Gad, Dr. Møller and Mr. Kruse had met 75% of their 2021 performance based targets. The cash bonus paid to Mr. Gad amounts to 37.5% of his base salary for 2021. The cash bonus paid to Dr. Møller amounts to 45% of his base salary for 2021. The cash bonus paid to Mr. Kruse amounts to 37.5% of his base salary for 2021.
Mr. Herman and Dr. Rajah received a discretionary cash bonus of $141,372 and $36,740, respectively, for services performed during 2020. Dr. Rajah joined the Company on June 2, 2020 and, therefore, received a prorated bonus. The cash bonus paid to Mr. Herman amounts to 35.0% of his base salary for 2020. The cash bonus paid to Dr. Rajah amounts to 21.4% of his base salary for 2020.
Dr. Lisby and Dr. Rajah received performance based cash bonuses of $65,585 and $62,865 respectively, for services performed during 2021.
The annual incentive cash bonus for fiscal 2022 has a target of 50% of Mr. Gad’s and Mr. Kruse’s annual base salary whereas for Dr. Møller, it is set to 60% of his annual base salary. The annual incentive cash bonus may be increased if our Board of Directors determines that the named executive officer has exceeded the performance objectives that year. The annual incentive cash bonus for fiscal 2022 for Dr. Lisby and Dr. Rajah has a maximum and target of 25% of their annual base salary.
Equity Incentives
Although we do not have a formal policy with respect to the grant of equity incentive awards to our named executive officers or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our named executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our named executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our Board of Directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them in the form of stock options under our 2018 Equity Incentive Plan (the “2018 Plan”), which may be granted as either incentive stock options or non-statutory stock options. Our Board of Directors may also grant other stock based awards under the 2018 Plan. Our Board of Directors generally granted annual equity awards to Mr. Gad, Dr. Møller, Mr. Kruse, Dr. Lisby and Dr. Rajah at its last regularly scheduled meeting of the year and anticipates to continue granting options at the end of each year for Mr. Gad, Mr. Kruse, Dr. Lisby and Dr. Rajah going forward.
Description of Option Awards
Mr. Gad, Dr. Møller and Mr. Kruse did not receive option awards during fiscal 2019. On June 12, 2019, Mr. Herman received option grants of 20,000 shares of common stock, at an exercise price of $21.45 per share. On December 10, 2019, Mr. Herman received option grants of 20,000 shares of common stock, at an exercise price of $33.74 per share. Dr. Rajah was not employed with the Company in 2019 and did not receive option awards during fiscal 2019.
On January 7, 2020 Mr. Gad, Dr. Møller and Mr. Kruse received option grants of 130,000, 275,000 and 130,000 shares of common stock, respectively, at an exercise price of $30.34 per share. On December 15, 2020 Mr. Gad, Dr. Møller and Mr. Kruse received option grants of 91,450, 226,800 and 72,350 shares of common stock, respectively, at an exercise price of $53.88 per share. On June 23, 2020 Mr. Herman received option grants of 20,000 shares of common stock, at an exercise price of $48.67 per share. On December 15, 2020, Mr. Herman received option grants of 20,000 shares of common stock, at an exercise price of $53.88 per share. On June 23, 2020 Dr. Rajah received option grants of 40,000 shares of common stock, at an exercise price of $48.67 per share. On December 15, 2020 Dr. Rajah received option grants of 20,000 shares of common stock, at an exercise price of $53.88 per share.
On December 14, 2021 Mr. Gad, Dr. Møller, Mr. Kruse, Dr. Lisby and Dr. Rajah received option grants of 110,000, 230,000, 85,000, 32,000 and 32,000 shares of common stock, respectively, at an exercise price of $15.73 per share.
All options were granted at an exercise price equal to the closing sale price of our common stock on the Nasdaq Global Select Market on the date of grant. The shares subject to each option will vest and become exercisable based on our “Standard Vesting Schedule” of 25% on the one-year anniversary of the date of grant, and 1/48th of the total shares subject to the options award vesting on the same day of the month as the grant date over the course of the next three (3) years, subject to the named executive officer’s continued employment on each vesting date.
In the event of a change of control, as defined in the 2018 Plan and the preceding 2015 Equity Incentive Plan (the “2015 Plan”), each option granted to our named executive officers under the 2015 Plan and under the 2018 Plan will fully vest and become immediately exercisable.
In the event any of our named executive officers’ employment is terminated by the Company without “cause” or by either of the named executive officers for “good reason”, or by their “retirement” or “disability”, as such terms are defined in the 2015 Plan and/or as determined for grants made under the 2018 Plan (with respect to good reason, as summarized below), or by death, the options granted to the named executive named officers will continue to vest and become exercisable in accordance with our Standard Vesting Schedule. If a named executive officer’s employment is terminated for “cause” or by the named executive officer voluntarily (other than for retirement), the vesting schedule for options granted to the named executive officer will terminate immediately and shares subject to the option which have not vested prior to such termination will not become exercisable.
As defined in the 2015 Plan and the 2018 Plan:
•
“change of control” generally means (1) the acquisition by a person or entity of more than 50% of our combined voting power (except a change in ownership as a result of a private financing of us that is approved by our Board of Directors), (2) the change in effective control of us which occurs on the date that a majority of members of our Board of Directors is replaced during any twelve (12) month period by directors whose appointment of election is not endorsed by a majority of the members of our Board of Directors prior to the date of the appointment or election (if any person or entity is considered to be in effective control of us, the acquisition of additional control of us by the same person or entity will not be considered a change in control), and (3) the acquisition by a person or entity of a substantial portion of our assets with a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition.
As defined in the 2015 Plan and as determined in connection with grants made under the 2018 Plan:
•
“cause” generally means abuse of alcohol or another drug while performing his or her duties as an employee of the Company, or a breach of or failure or refusal by participant to comply with any material provision of his or her employment agreement or arrangement with us if not cured within ten (10) days after written notice thereof from us; and

•
“good reason” generally means, during the term of the participant’s employment relationship with the Company, without the participant’s written consent, we cause a material reduction in base salary or compensation and bonus opportunity, a relocation of participant’s principal place of employment by more than 50 miles, any material breach by the Company of any provision in the participant’s employment agreement or arrangement or other agreements, the Company’s failure to obtain an agreement from any successor to us to assume and agree to perform a participant’s employment agreement or arrangement in the same manner and to the same extent that we would be required to perform if no succession had taken place (except where such assumptions occurs by operation of law), a material, adverse change in the participant’s title, authority, duties, or responsibilities (except temporary change while participant is physically or mentally incapacitated or as required by applicable law), or a material change in the reporting structure applicable to the participant.

All options expire 10 years from the date of grant. None of the options granted to the named executive officers provide for tax-reimbursements or tax gross-ups.
Grants of Plan-Based Awards in 2021
The following table shows information regarding grants of plan-based awards during fiscal 2021, to our named executive officers:
Name	Award Type	Grant Date(1)	Non-equity Incentive Target ($)(2)	Stock Option Awards:Number of Securities Underlying Options (#)	Exercise Price of Stock Option Awards ($/share)	Grant Date Fair Value of Stock Option Awards ($)(3)
Thomas Gad	Stock Option	December 14, 2021		110,000	$15.73	$1,095,366
	Performance Bonus		$250,000	—
Bo Kruse	Stock Option	December 14, 2021		85,000	$15.73	$846,396
	Performance Bonus		$232,000
Dr. Steen Lisby	Stock Option	December 14, 2021		32,000	$15.73	$318,643
	Performance Bonus		$81,981
Dr. Vignesh Rajah	Stock Option	December 14, 2021		32,000	$15.73	$318,643
	Performance Bonus		$78,581
Former Named Executive Officer
Dr. Claus Juan Møller-San Pedro M.D., Ph.D.	Stock Option	December 14, 2021		230,000	$15.73	$2,290,248
	Performance Bonus		$378,000

(1)
All options were granted under the terms of our 2018 Plan, with an exercise price per share equal to the closing sale price of our common stock on Nasdaq Global Select Market on the grant date, and vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date. None of our named executive officers held or received other types of equity awards than stock options during 2021.

(2)
Amounts in this column represent the performance-based bonus opportunity for Mr. Gad, Dr. Møller, Mr. Kruse, Dr. Lisby and Dr. Rajah were eligible to earn in 2021 if certain performance metrics were achieved whether pursuant to an employment agreement with us or otherwise.

(3)
Amount in this column reflects the aggregate grant date fair value of the option awards granted during 2021 computed in accordance with FASB ASC Topic 718. See the information appearing under the heading entitled “Share-Based Compensation” in footnote 11 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2021 for certain assumptions made in the valuation of such stock options and restricted stock awards. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

Outstanding Equity Awards at Year End 2021
The following table sets forth information regarding outstanding equity awards held by our named executive officers (as well as our former named executive officers, Dr. Møller and Mr. Herman), as of December 31, 2021:
	Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($/Sh)	Option Expiration Date
Name	Exercisable(#)	Unexercisable(#)
Thomas Gad(1)	169,000	—	$2.00	June 10, 2025
	166,000	—	$4.38	October 21, 2026
	16,000	—	$8.50	December 14, 2026
	91,667	8,333	$11.16	April 24, 2028
	80,625	26,875	$21.97	December 11, 2028
	62,292	67,708	$30.34	January 7, 2030
	22,863	68,588	$53.88	December 15, 2030
	—	110,000	$15.73	December 14, 2031
Bo Kruse(2)	300,000	—	$2.00	June 10, 2025
	133,000	—	$4.38	October 21, 2026
	14,000	—	$8.50	December 14, 2026
	68,750	6,250	$11.16	April 24, 2028
	80,625	26,875	$21.97	December 11, 2028
	62,292	67,708	$30.34	January 7, 2030
	18,088	54,263	$53.88	December 15, 2030
	—	85,000	$15.73	December 14, 2031
Dr. Steen Lisby(3)	40,000	—	$9.35	September 13, 2027
	15,000	5,000	$21.97	December 11, 2028
	10,000	10,000	$33.74	December 10, 2029
	5,000	15,000	$53.88	December 15, 2030
	—	32,000	$15.73	December 14, 2031
Dr. Vignesh Rajah(4)	15,000	25,000	$48.67	June 23, 2030
	5,000	15,000	$53.88	December 15, 2030
	—	32,000	$15.73	December 14, 2031
Former Named Executive Officers
Dr. Claus Juan Møller-San Pedro(5)	500,000	—	$2.00	June 10, 2025
	200,000	—	$4.38	October 21, 2026
	18,000	—	$8.50	December 14, 2026
	114,583	10,417	$11.16	April 24, 2028
	158,625	52,875	$21.97	December 11, 2028
	131,771	143,229	$30.34	January 7, 2030
	56,700	170,100	$53.88	December 15, 2030
	—	230,000	$15.73	December 14, 2031

	Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($/Sh)	Option Expiration Date
Name	Exercisable(#)	Unexercisable(#)
Philip Herman(6) Former Senior Vice President and Chief Commercial Officer	17,083	—	$13.11	July 10, 2028
	12,500	—	$21.45	June 12, 2029
	10,000	—	$33.74	December 10, 2029
	7,500	—	$48.67	June 23, 2030
	5,000	—	$53.88	December 15, 2030

(1)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018, December 11, 2018, January 7, 2020, December 15, 2020 and December 14, 2021 respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date.

(2)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018, December 11, 2018, January 7, 2020, December 15, 2020 and December 14, 2021 respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date.

(3)
These options were granted on September 13, 2017, December 11, 2018, December 10, 2019, December 15, 2020 and December 14, 2021 respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date.

(4)
These options were granted on June 23, 2020, December 15, 2020 and December 14, 2021 respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date.

(5)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018, December 11, 2018, January 7, 2020, December 15, 2020 and December 14, 2021 respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date. Dr. Møller transferred all shares underlying the June 10, 2015 option award upon receipt to CM Holding 2015 ApS, of which Dr. Møller is the sole owner.

(6)
These options were granted on July 10, 2018, June 12, 2019, December 10, 2019, June 23, 2020 and December 15. 2020 respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date.

2021 Option Exercises and Stock Vested Table
The following table shows information regarding stock options exercised by Mr. Gad, the only one of our five (5) named executive officers who exercised options during fiscal 2021. None of our named executives were granted, or owned, any types of equity awards other than stock option awards during fiscal 2021.
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Thomas Gad	167,000	4,688,354

(1)
Value realized is calculated by multiplying (i) the number of shares of common stock for which the stock options were exercised by (ii) the difference between the exercise price and the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of exercise. These amounts may not correspond to the actual value that may be recognized by the officer in question.

Pension Benefits
None of our named executive officers participates in or has an account balance in qualified or non-qualified defined benefit plans sponsored by us.
Non-Qualified Deferred Compensation
None of our named executive officers participates in or has an account balance in non-qualified defined contribution plans or other deferred compensation plans maintained by us.
Employment Agreements
We have entered into employment agreements with each of our named executive officers.
Thomas Gad
In April 2016, the Company entered into a service agreement with Mr. Gad. The service agreement establishes Mr. Gad’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Mr. Gad is eligible to receive an annual bonus with a target of fifty percent (50%) of his base salary. Mr. Gad’s employment under the service agreement continues until terminated by us or Mr. Gad. We may terminate Mr. Gad’s employment for any reason with twelve (12) months’ notice and Mr. Gad may terminate his employment with six (6) months’ notice.
Under the terms of the service agreement, if Mr. Gad’s employment is terminated by us without “cause”, as defined in his service agreement, and, subject to Mr. Gad’s execution of a release in form and substance satisfactory to us, we have agreed to continue to pay his then-existing base salary for a period of twelve (12) months, and all benefits set forth in the service agreement, for one (1) full year commencing with the day following the final day of the 12-month notice period such that the total amount of pay shall be twenty-four (24) months of his then-existing base salary, starting from the date of such termination notice.
As defined in Mr. Gad’s service agreement, “cause” means (1) Mr. Gad’s fraudulent, unlawful, grossly negligent or willful misconduct in connection with his duties to us, (2) conduct by Mr. Gad which is materially injurious to the business or reputation of us or any of our affiliated entities or any of their respective partners or members, or (3) Mr. Gad’s conviction of (or plea of nolo contendere to) a felony.
Mr. Gad has also agreed pursuant to his service agreement (1) not to compete with us in the United States, Denmark, or any other territory or country where we maintain employees, own property or otherwise conduct business, during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Mr. Gad terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Mr. Gad’s employment, (2) not to solicit our employees during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Mr. Gad terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Mr. Gad’s employment, (3) not to disclose our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.
Bo Kruse
In January 2016, we entered into a service agreement with Mr. Kruse. The service agreement establishes Mr. Kruse’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Mr. Kruse is eligible to receive an annual bonus with a target of fifty percent (50%) of his base salary. Mr. Kruse’s employment under the service agreement continues until terminated by us or Mr. Kruse. We may terminate Mr. Kruse’s employment for any reason with twelve (12) months’ notice and Mr. Kruse may terminate his employment with six (6) months’ notice.
Under the terms of the service agreement, if Mr. Kruse’s employment is terminated by us without “cause”, as defined in his service agreement, we have agreed to continue to pay his then-existing base salary for a period of twelve (12) months, and all benefits set forth in the service agreement, for one full year commencing with the day following the final day of the 12-month notice period such that the total amount of pay shall be twenty-four (24) months of his then-existing base salary, starting from the date of such termination notice.
As defined in Mr. Kruse’s service agreement, “cause” means actions on the part of Mr. Kruse which constitute gross negligence or willful misconduct in performance or non-performance of his duties or material breach of the services agreement by Mr. Kruse as long as such material breach is not caused by us.
Mr. Kruse has also agreed pursuant to the service agreement (1) not to disclose our confidential and proprietary information and (2) to assign to us related intellectual property developed during the course of his employment.
Dr. Steen Lisby
We have entered into an employment agreement with Dr. Steen Lisby whereby Dr. Lisby was employed as our Chief Scientific Officer as of June 1, 2020 (changing his position from Senior Vice President and Chief Medical Officer in which position he had served since June 2017).
The employment agreement establishes Dr. Lisby’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Dr. Lisby is eligible to receive an annual bonus of up to twenty-five percent (25%) of his base salary.
Dr. Lisby’s employment under the employment agreement continues until terminated by us or Dr. Lisby. We may terminate Dr. Lisby’s employment for any reason on twelve (12) months’ notice and Dr. Lisby may terminate his employment on three (3) months’ notice.
Dr. Lisby has agreed pursuant to the employment agreement not to disclose our confidential and proprietary information and to assign to us related intellectual property developed during the course of his employment. Dr. Lisby is employed by our Danish subsidiary.
Pursuant to his employment agreement Dr. Lisby may terminate his employment with us for any reason, on one (1) month’s written notice within twelve (12) months following a “change of control”. Further, any termination by the Company unless caused by material breach by Dr. Lisby within twelve (12) months following a change of control shall also be deemed a termination by Dr. Lisby due to a change of control. In these situations, we have agreed to pay to Dr. Lisby, in addition to his usual salary up to the date of termination, and any other claims for compensation that may exist a single lump-sum payment in an amount equal to six (6) times Dr. Lisby’s highest monthly base salary paid during the preceding twelve (12) month period, plus Dr. Lisby ‘s annual bonus received during the preceding year. Further, in the event of a change of control all of Dr. Lisby’s outstanding stock options shall become fully and immediately vested.
A “change of control” generally means (1) the acquisition by a person or entity of more than fifty percent (50%) of our combined voting power (except a change in ownership as a result of a private financing of us that is approved by our Board of Directors), (2) the change in effective control of us which occurs on the date that a majority of members of our Board of Directors is replaced during any twelve (12) month period by directors whose appointment of election is not endorsed by a majority of the members of our Board of Directors prior to the date of the appointment or election (if any person or entity is considered to be in effective control of us, the acquisition of additional control of us by the same person or entity will not be considered a change of control), and (3) the acquisition by a person or entity of a substantial portion of our assets with a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of our assets immediately prior to such acquisition.
Dr. Vignesh Rajah
We have entered into an employment agreement with Dr. Vignesh Rajah whereby Dr. Rajah was employed as our Chief Medical Officer as of June 2, 2020. The employment agreement establishes Dr. Rajah’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Dr. Rajah is eligible to receive an annual bonus of up to twenty-five percent (25%) of his base salary.
Dr. Rajah’s employment under the employment agreement continues until terminated by us or Dr. Rajah. We may terminate Dr. Rajah’s employment for any reason on twelve (12) months’ notice and Dr. Rajah may terminate his employment on three (3) months’ notice.
Dr. Vignesh has agreed pursuant to the employment agreement not to disclose our confidential and proprietary information and to assign to us related intellectual property developed during the course of his employment. Dr. Rajah is employed by our Danish subsidiary.
Pursuant to his employment agreement Dr. Rajah may terminate his employment with us for any reason, on one (1) month’s written notice within twelve (12) months following a “change of control”. Further, any termination by the Company unless caused by material breach by Dr. Rajah within twelve (12) months following a change of control shall also be deemed a termination by Dr. Rajah due to a change of control. In these situations, we have agreed to pay to Dr. Rajah, in addition to his usual salary up to the date of termination, and any other claims for compensation that may exist a single lump-sum payment in an amount equal to six (6) times Dr. Rajah’s highest monthly base salary paid during the preceding twelve (12) month period, plus Dr. Rajah’s annual bonus received during the preceding year. Further, in the event of a change of control all of Dr. Rajah’s outstanding stock options shall become fully and immediately vested.
A “change of control” generally means (1) the acquisition by a person or entity of more than fifty percent (50%) of our combined voting power (except a change in ownership as a result of a private financing of us that is approved by our Board of Directors), (2) the change in effective control of us which occurs on the date that a majority of members of our Board of Directors is replaced during any twelve (12) month period by directors whose appointment of election is not endorsed by a majority of the members of our Board of Directors prior to the date of the appointment or election (if any person or entity is considered to be in effective control of us, the acquisition of additional control of us by the same person or entity will not be considered a change of control), and (3) the acquisition by a person or entity of a substantial portion of our assets with a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of our assets immediately prior to such acquisition.
Agreement with Former Named Executive Officer
Dr. Claus Juan Møller-San Pedro.
In March 2016, we entered into a service agreement with Dr. Møller which is terminable by us for any reason with twelve months notice. As part of certain management changes implemented by us in April 2022, Dr. Møller stepped down from his position as our Chief Executive Officer and as a member of our Board of Directors. In connection therewith, and under the terms of Dr. Møller’s employment agreement, if Dr. Møller executes a release of the Company from all claims he had or may have in the future against us, we will continue to pay his then-existing base salary for a period of twelve (12) months, and all benefits set forth in the service agreement, for one full year commencing with the day following the final day of the 12-month notice period such that the total amount of pay shall be twenty-four (24) months of his then-existing base salary. In addition, under the terms of his employment agreement, Dr. Møller has also agreed (1) not to compete with us in the United States, Denmark, or any other territory or country where we maintain employees, own property or otherwise conduct business, for a period of six (6) months, (2) not to solicit our employees for a period of six (6) months, (3) not to disclose our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.
Estimated Payments and Benefits Upon Termination or Change of Control
The amount of compensation and benefits payable to each of our named executive officers in various termination of employment and change of control situations, assuming that the triggering event occurred on December 31, 2021, has been estimated in the table below. The closing price of the Company’s common stock on the Nasdaq Global Select Stock Market as of December 31, 2021, the last trading day of 2021, was $16.21 per share. The value of the unvested stock options was calculated by multiplying the number of unvested option shares subject to vesting acceleration as of December 31, 2021, by the difference between the closing price of the Company’s common stock as of December 31, 2021, and the exercise price for such unvested option shares.
The following table sets forth the potential payments and benefits upon employment termination or a change of control for our current named executive members as if the triggering event occurred on December 31, 2021:
Executive benefits and payment upon termination	Voluntary resignation not for good reason ($)	Voluntary resignation for good reason ($)	Termination by Company without cause ($)	Termination by Company for cause ($)	Upon a change of control event ($)	Termination by Company without cause or voluntary resignation for good reason within 12 months following a change of control ($)
Thomas Gad
Compensation:
Base salary	$—	$1,000,000	$1,000,000	$—	$—	$1,000,000
Cash incentive bonus	—	—	—	—	—	—
Equity awards unvested and accelerated	—(1)	—(2)	—(2)	—(1)	94,833(3)	—
Benefits and Perquisites:
Health care continuation	—	73,392	73,392	—	—	73,392
Housing allowance	—	168,000	168,000	—	—	168,000
Total	$—	$1,241,392	$1,241,392	$—	$94,833	$1,241,392
Bo Kruse
Compensation:
Base salary	$—	$928,000	$928,000	$—	$—	$928,000
Cash incentive bonus	—	—	—	—	—	—
Equity awards unvested and accelerated	—(1)	—(2)	—(2)	—(1)	72,363(3)	—
Benefits and Perquisites:
Health care continuation	—	—	—	—	—	—
Housing allowance	—	—	—	—	—	—
Total	$—	$928,000	$928,000	$—	$72,363	$928,000
Dr. Steen Lisby
Compensation:
Base salary	$—	$327,923	$327,923	$—	$—	$327,923
Cash incentive bonus	—	—	—	—	—	81,981
Equity awards unvested and accelerated	—(1)	—(2)	—(2)	—(1)	15,360(3)	—
Benefits and Perquisites:
Health care continuation	—	—	—	—	—	18,565
Housing allowance	—	—	—	—	—	—
Total	$—	$327,923	$327,923	$—	$15,360	$428,469
Dr. Vignesh Rajah
Compensation:
Base salary	$—	$314,324	$314,324	$—	$—	$314,324
Cash incentive bonus	—	—	—	—	—	78,581
Equity awards unvested and accelerated	—(1)	—(2)	—(2)	—(1)	15,360(3)	—
Benefits and Perquisites:
Health care continuation	—	—	—	—	—	—
Housing allowance	—	29,717	29,717	—	—	—
Total	$0	$344,041	$344,041	$—	$15,360	$392,905

(1)
The vesting schedule for options granted to the named executive officer will terminate immediately and shares subject to the option which have not vested prior to such termination will not become exercisable see the section entitled “Description of Option Awards”.
(2)
All options granted to the named executive officer will continue to vest and become exercisable in accordance with our Standard Vesting Schedule, see the section entitled “Description of Option Awards”.

(3)
In the event of a change of control, as defined in the 2018 Plan and the preceding 2015 Plan, each option will fully vest and become immediately exercisable, see the section entitled “Description of Option Awards”.

Chief Executive Officer Pay Ratio
Pursuant to a mandate of the Dodd-Frank Act, the SEC has adopted a rule requiring annual disclosure of the ratio of the median employee’s total annual compensation to the total annual compensation of our Chief Executive Officer. We believe our compensation philosophy to be consistent and internally equitable to motivate our employees to create stockholder value. The purpose of this disclosure is to provide a measure of pay equity within the organization.
As illustrated in the table below, our 2021 CEO to median employee pay ratio was 17.4:1.
Chief Executive Officer 2021 Annual Total Compensation	$3,288,583
Median Employee 2021 Annual Total Compensation	$189,325
Ratio of CEO to Median Employee Compensation	17.4
We identified our median employee by using 2021 annual total compensation, based on our consistently applied compensation measure, for all individuals, excluding our CEO, who were employed by us as of December 31, 2021 (annualized in the case of permanent full-time and part-time employees who joined the Company during 2021). After identifying the median employee, we calculated the annual total compensation for that employee using the same methodology used for our CEO’s annual total compensation as disclosed in the Summary Compensation Table, including base salary, bonus, stock awards, option awards, non-equity plan compensation, and all other compensation.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Other Benefit Plans
Health Insurance
We currently provide broad-based health and welfare benefits that are available to all of our U.S. employees, including our named executive officers, (except Mr. Kruse, Dr. Lisby and Dr. Rajah who are employed by our Danish subsidiary) including health, life and disability insurance.
Health insurance benefits for the employees of our Danish subsidiary are fully paid for by such employees. Our Danish subsidiary does not incur any costs for these health insurance benefits.
401(k) Retirement Plan
We maintain a defined contribution employee retirement plan for our US employees, including our named executive officers except Mr. Kruse, Dr. Lisby and Dr. Rajah who are employed by our Danish subsidiary. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions, but to date we have not provided any employer matching contributions.
We have established a retirement program for the employees of our Danish subsidiary pursuant to which all such employees can contribute an amount at their election from their base compensation and may receive contributions from our Danish subsidiary. We have not provided any employer matching contributions during the year ended December 31, 2021. In addition, health insurance benefits for our Danish employees are fully paid for by such employees. Our Danish subsidiary does not incur any costs for these health insurance benefits.
Limitations on Liability and Indemnification
As permitted by the General Corporation Law of the State of Delaware (“DGCL”), our Board of Directors and our stockholders have adopted provisions in our amended and restated certificate of incorporation that limit or eliminate the personal liability of our directors. Our amended and restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the DGCL and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty. However, these provisions do not eliminate or limit the liability of any of our directors:
•
for any breach of the director’s duty of loyalty to us or our stockholders;

•
for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•
for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•
for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.
In addition, our amended and restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with each of our executive officers and directors. These indemnification agreements require us, among other things, to indemnify each such director (and their affiliated funds) or executive officer for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or officers. Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our Board of Directors.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Tax Considerations
The Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) on compensation paid to our named executive officers.

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the company’s chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and chief financial officer). Pursuant to tax legislation signed into law on December 22, 2017 (the “Tax Act”), for taxable years beginning after December 31, 2017, the Section 162(m) deduction limitation is expanded so that it also applies compensation in excess of $1 million paid to a public company’s chief financial officer. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the Tax Act eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid to each of the executives described above (other than certain grandfathered compensation or compensation paid pursuant to certain equity awards granted before or during a transition period following our initial public offering) will not be deductible by us.
Accounting Considerations
We account for equity compensation paid to our employees under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), which requires us to estimate and record an expense over the service period of the equity award. Our cash compensation is recorded as an expense over the period the bonus is earned. The accounting impact of our compensation programs are one of many factors that the Compensation Committee considers in determining the structure and size of our executive compensation programs.
Risk Analysis of the Compensation Programs
The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us. The design of our compensation policies and programs is intended to encourage our employees to remain focused on both our short- and long-term goals. For example, while our cash bonus plans measure corporate and individual performance on an annual basis, the stock options typically vest over a number of years, which the Compensation Committee believes encourages employees to focus on sustained stock price appreciation, thus limiting the potential value of excessive risk-taking.
Director Compensation
Non-Employee Director Compensation Policy
Our Board of Directors and stockholders have approved and adopted a policy with respect to the compensation payable to our non-employee directors.
Under this policy, each non-employee director is eligible to receive compensation for his or her service on our Board of Directors and for service on each committee on which the director is a member, which will consist of annual cash retainers and equity awards.
In 2020, our Board of Directors engaged a third party independent consultant to review its compensation policies relative to our peer group. Based on this review, in December 2020 our Board of Directors resolved to amend the cash retainers payable to our non-employee directors for their service in 2021 and later to the following:
Position	Retainer
Board Member	$40,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$10,000
Audit Committee Member	$10,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Member	$5,000

Stock option grants for non-employee directors consist of (i) an initial stock option award with respect to 32,000 shares granted at the first regularly scheduled board meeting held on or after a director’s first appointment or election to our Board of Directors and vesting in equal monthly installments until the third anniversary of the date of grant, and (ii) an annual stock option award with respect to 16,000 shares granted on the date of the first meeting of our Board of Directors held following our annual stockholders meeting in each year commencing in 2018 and vesting in equal monthly installments until the first anniversary of the date of grant. The vesting of the initial and annual stock option grants is subject to the non-employee director’s continued service on our Board of Directors.
The following table sets forth information regarding compensation paid to our non-employee directors during the fiscal year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Johan Wedell-Wedellsborg	$50,000	$387,024	$437,024
Dr. Gérard Ber	$50,462	$387,024	$437,486
Dr. Ashutosh Tyagi	$50,000	$387,024	$437,024
Dr. James I. Healy	$65,000	$387,024	$452,024
David N. Gill	$72,500	$387,024	$459,524
Laura J. Hamill	$42,038	$387,024	$429,062

(1)
In accordance with SEC regulations this column reflects the aggregate grant date fair value of the option awards granted during fiscal 2021 computed in accordance with FASB ASC Topic 718. See the information appearing under the heading entitled “Stock-Based Compensation” in footnote 11 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2021 for certain assumptions made in the valuation of such stock options and restricted stock awards.

The following table sets forth the aggregate number of shares subject to outstanding stock options held by our non-employee directors as of December 31, 2021. As of December 31, 2021, there were no other option awards outstanding and held by our non-employee directors.
	Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($/Sh)	Option Expiration Date
Name	Exercisable(#)	Unexercisable(#)
Johan Wedell-Wedellsborg	36,000	—	$4.38	October 21, 2026(1)
	32,000	—	$11.16	April 24, 2028(2)
	16,000	—	$21.45	June 12, 2029(3)
	16,000	—	$48.67	June 24, 2030(3)
	8,000	8,000	$37.53	June 10, 2031(3)
Dr. Gérard Ber	32,000	—	$21.97	December 12, 2028(2)
	16,000	—	$21.45	June 12, 2029(3)
	16,000	—	$48.67	June 23, 2030(3)
	8,000	8,000	$37.53	June 10, 2031(3)
Dr. Ashutosh Tyagi	16,000	—	$21.45	June 12, 2029(3)
	16,000	16,000	48.67	June 23, 2030(2)
	16,000	—	$48.67	June 23, 2030(3)
	8,000	8,000	$37.53	June 10, 2031(3)

	Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($/Sh)	Option Expiration Date
Name	Exercisable(#)	Unexercisable(#)
Dr. James I. Healy	14,222	—	$11.16	April 24, 2028(2)
	8,000	—	$21.45	June 12, 2029(3)
	16,000	—	$48.67	June 23, 2030(3)
	8,000	8,000	$37.53	June 10, 2031(3)
David N. Gill	24,000	—	$11.16	April 24, 2028(2)
	16,000	—	$21.45	June 12, 2029(3)
	16,000	—	$48.67	June 23, 2030(3)
	8,000	8,000	$37.53	June 10, 2031(3)
Laura J. Hamill	16,000	16,000	$48.67	June 23, 2030(2)
	8,000	8,000	$37.53	June 10, 2031(3)

(1)
These options vest with one-third of the shares of common stock underlying each option vesting at grant, and the remaining two-thirds vesting one thirty-sixth each month over the three (3) years, subject to continued service through such dates and unless vesting is accelerated pursuant to the terms of the grant.

(2)
These options vest in equal monthly installments until the third anniversary of the date of grant subject to continued service through such dates and unless vesting is accelerated pursuant to the terms of the grant.

(3)
These options vest in equal monthly installments until the first anniversary of the date of grant subject to continued service through such dates and unless vesting is accelerated pursuant to the terms of the grant.

We reimburse our non-employee directors for reasonable travel, food, lodging, and other out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings. The compensation that we pay to our named executive officers of whom one — Mr. Gad is an employee director, is discussed earlier in this “Executive and Director Compensation” section.
Except for fees and stock options, we do not provide our independent directors with any other form of compensation.
Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table contains information about our equity compensation plans as of December 31, 2021. As of December 31, 2021, we had three (3) equity compensation plans, each of which was approved by our stockholders: the 2015 Plan, the 2018 Plan, and our 2018 Employee Stock Purchase Plan (the “2018 ESPP”).
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,716,035(1)	$22.43(2)	3,638,576(3)
Equity compensation plans not approved by security holders	—	—	—
Total	6,716,035	$22.43	3,638,576(4)

(1)
Consists of (i) 2,345,079 shares to be issued upon exercise of outstanding options under the 2015 Plan as of December 31, 2021, (ii) 4,342,049 shares to be issued upon exercise of outstanding options under the 2018 Plan as of December 31, 2021, and (iii) 28,907 shares to be issued upon vesting of outstanding restricted stock units under the 2018 Plan as of December 31, 2021.

(2)
Consists of the weighted average exercise price of the 6,687,128 stock options outstanding on December 31, 2021.

(3)
Consists of (i) 2,938,576 shares that remained available for future issuance under the 2018 Plan as of December 31, 2021, and (ii) 700,000 shares that remained available for future issuance under the 2018 ESPP as of December 31, 2021. No shares remained available for future issuance under the 2015 Plan as of December 31, 2021.

(4)
The 2018 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2018 Plan to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2019 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2028, equal to the lesser of (A) 4.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors. On January 1, 2021, 1,627,538 additional shares were reserved for issuance under the 2018 Plan pursuant to this provision. The 2018 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2018 ESPP to be added on the first day of each fiscal year, beginning on January 1, 2019 and ending on December 31, 2038, in an amount equal to the lesser of (i) 1,000,000 shares of our common stock, (ii) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as determined by the administrator. On January 1, 2021, no additional shares were reserved for issuance under the 2018 ESPP pursuant to this provision.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that such section be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 1, 2022.
Members of the Compensation Committee
Laura J. Hamill (Chair)
David N. Gill
Gérard Ber
AUDIT COMMITTEE REPORT(1)
The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our most recent Annual Report on Form 10-K.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.
In addition, the Audit Committee has regularly met separately with management and with the independent auditors, and further to the matters specified above, has discussed with the independent auditors the overall scope, plans, and estimated costs of their audit.
Based on the foregoing, the Audit Committee recommended to our Board of Directors, and our Board of Directors approved, the inclusion of the audited financial statements in our most recent Annual Report on Form 10-K for filing with the SEC. The Audit Committee has also recommended the selection of the Company’s independent auditors for the fiscal year ending December 31, 2022.
Members of the Audit Committee
David N. Gill (Chair)
James I. Healy, M.D.
Johan Wedell-Wedellsborg

(1)
The information contained in this audit committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING
Proposal 1:   Election of Two (2) Class I Directors
Our Amended and Restated Certificate of Incorporation provides for a classified board of directors. This means our Board of Directors is divided into three (3) classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one (1) class expires at each annual meeting of the stockholders.
Our Board of Directors currently consists of seven (7) members, divided into three (3) classes as follows:
•
Class I is currently comprised of Dr. Gérard Ber and David. N. Gill each with a term ending at the Annual Meeting;

•
Class II is currently comprised of James I. Healy, M.D., Ashutosh Tyagi, M.D. and Ms. Laura J. Hamill each with a term ending at the 2023 annual meeting of stockholders; and

•
Class III is currently comprised of Thomas Gad and Johan Wedell-Wedellsborg, each with a term ending at the 2024 annual meeting of stockholders.

Our Board of Directors, on the recommendation of our Nominating and Corporate Governance Committee, has nominated Dr. Gérard Ber and David. N. Gill for election as Class I directors at the Annual Meeting, each with a three (3) year term to expire at the 2025 annual meeting of stockholders.
Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of each of the Class I nominees identified above to a three (3) year term to expire at the 2025 annual meeting of stockholders, each such nominee to hold office until his successor has been duly elected and qualified or until his or her earlier death, resignation or removal.
Each of the nominees has indicated his willingness to serve as a director, if elected. In the event that any nominee should be unable to serve, discretionary authority is reserved for the named proxy holders to vote for a substitute, or to reduce the number of directors to be elected, or both. We do not expect that any of the nominees will be unable to serve if elected.
A plurality of the combined voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each nominee as a director.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF DR. GÉRARD BER AND DAVID N. GILL, EACH TO SERVE AS CLASS I DIRECTORS.
Proposal 2:   Ratification of the Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed the firm of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2022. Although stockholder approval of our Audit Committee’s appointment of PwC is not required by law, our Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider its appointment of PwC. PwC has no direct or indirect material financial interest in our Company or our subsidiaries. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.
Audit Fees and Services
The following table sets forth fees billed for professional audit services and other services rendered to us by PwC for the fiscal years ended December 31, 2020 and 2021. All such services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Fee Category	2021	2020
Audit Fees(1)	$955,000	$909,000
Audit-Related Fees(2)	$22,000	—
Tax Fees(3)	$49,460	2,100
All Other Fees(4)	$6,650	2,700
Total Fees	$1,033,110	$913,800

(1)
“Audit Fees” consist of fees for professional services performed by PwC, our independent registered public accounting firm, for the audit of our annual financial statements, including attestation services required under Section 404 of the Sarbaness-Oxley Act of 2002, the review of interim financial statements, audits that are normally provided by PwC in connection with statutory and regulatory filings and services that are normally provided in connection with registration statements. Included in the 2021 audit fees is $125,000 of fees billed in connection with our secondary public offering which closed in February 2021.

(2)
“Audit-Related Fees” may consist of fees for professional services performed by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. For the year-ended December 31, 2021, the audit-related services primarily relate to pre-implementation review procedures associated with a planned system implementation. There were no audit-related fees incurred in fiscal 2020.

(3)
“Tax Fees” consist of fees for professional services performed by our independent registered public accounting firm, including tax compliance and certain transfer pricing related services.

(4)
“All Other Fees” include fees for professional services that are appropriately not included in the Audit, Audit-Related, and Tax categories and relate to amounts paid for permissible products and services.

Pre-Approval Policies and Procedures
Our Audit Committee has adopted procedures requiring the pre-approval of all non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of our Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. Our Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.
The standard applied by our Audit Committee, or the Chair of our Audit Committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Proposal 3:   A non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in these proxy materials
Under the rules of the SEC, the Company is required to provide its stockholders with the opportunity to cast an advisory vote on the executive compensation program for the Company’s named executive officers (frequently referred to as a “say-on-pay” vote).
At the Company’s annual meeting of stockholders held in 2021, our stockholders voted on an advisory basis for the Company to conduct the say-on pay vote once every year. The Board believes that current best corporate practices and governance trends favor an annual advisory vote as this gives stockholders the opportunity to react promptly to emerging trends in compensation, and give the Board of Directors and the Compensation Committee the opportunity to evaluate compensation decisions in light of yearly feedback from stockholders. The Board of Directors, therefore, has decided to conduct the advisory say-on-pay vote once every year.
The Company’s executive compensation program is intended to attract, motivate and reward the executive talent required to achieve our corporate objectives and increase stockholder value. We believe that our executive compensation program is both competitive and focused on pay for performance principles, and provides an appropriate balance between risk and rewards.
Our executive compensation program is described in the Compensation Discussion and Analysis (“CD&A”), related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement.
In particular, the CD&A, beginning on page 23 of this Proxy Statement, describes the Company’s executive compensation program in detail, and we encourage you to review it. Since the vote on this proposal is advisory, it is not binding on the Company. Nonetheless, the Compensation Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions.
Our Board of Directors recommends that you approve the following resolution that will be submitted for a stockholder vote at the 2022 Annual Meeting in support of the Company’s executive compensation program:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the executive compensation program for the Company’s named executive officers as disclosed pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and other narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION PROGRAM FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE RULES OF THE SEC, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES INCLUDED IN THE PROXY STATEMENT FOR THIS ANNUAL MEETING.

STOCK OWNERSHIP AND REPORTING
Security Ownership of Certain Beneficial Owners and Management
Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of April 1, 2022 by:
•
each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

•
each of our directors and nominees for director as of the date of this Proxy Statement;

•
each of our executive officers as of the date of this Proxy Statement who served during the year ended December 31, 2021, named in the Summary Compensation table herein, whom, collectively, we refer to as our named executive officers; and

•
all of our executive officers and directors as of the date of this Proxy Statement as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Percentage of beneficial ownership is based on 43,714,891 shares of our common stock outstanding as of April 1, 2022. In addition, shares of common stock subject to options or other rights currently exercisable, or exercisable within sixty (60) days of April 1, 2022, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the individual holding such options, warrants or other rights (but not any other individual) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
WG Biotech ApS(1)	4,178,465	9.56%
Rungsted Strandvej 113
DK 2960
Rungsted Kyst, Denmark
Attn: Johan Wedell-Wedellsborg
HBM Healthcare Investments (Cayman) Limited(2)	3,090,954	7.07%
Governors Square
23 Lime Tree Bay Avenue
PO Box 30852
Grand Cayman, Cayman Islands
BlackRock, Inc(3)	2,767,360	6.33%
55 East 52nd Street
New York, NY 10055
Sofinnova Venture Partners X, L.P.(4)	2,194,278	5.02%
3000 Sand Hill Road
Building 4-Suite 250
Menlo Park, CA 94025
Attn: Hooman Shahlavi, Partner & General Counsel

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
Thomas Gad(5)	1,326,077	2.81%
Bo Kruse(6)	896,357	1.90%
Dr. Steen Lisby	76,250	*
Dr. Vignesh Rajah(7)	29,321	*
Johan Wedell-Wedellsborg(8)	4,293,132	9.11%
Laura Hamill	35,111	*
Dr. Gérard Ber	78,667	*
Dr. James I. Healy(9)	2,272,945	4.82%
Dr. Ashutosh Tyagi	67,111	*
David N. Gill	70,667	*
All Current Executive Officers and Directors as a Group (13 persons)(10)	9,453,800	20.61%

*
Represents beneficial ownership of less than one percent (1%) of our outstanding shares of common stock.

(1)
Johan Wedell-Wedellsborg is the majority owner of WG Biotech ApS and as such has sole voting and dispositive power with respect to such shares.

(2)
The amounts shown and the following information were provided by HBM Healthcare Investments (Cayman) Limited (“HBM”) pursuant to a Schedule 13G filed with the SEC on February 7, 2022. HBM reports that it has sole voting power and sole dispositive power over 3,090,954 shares.

(3)
The amounts shown and the following information were provided by BlackRock, Inc. (“BlackRock”) pursuant to a Schedule 13G filed with the SEC on February 3, 2022. BlackRock reports that it has sole voting power over 2,724,111 of these shares and sole dispositive power over 2,767,360 shares.

(4)
The amounts shown and the following information were provided by Sofinnova Venture Partners X, L.P. pursuant to a Schedule 13D filed with the SEC on October 2, 2018 as amended and restated by amendment No. 1 thereto filed with the SEC on February 15, 2022. The voting and investment control of the shares owned by Sofinnova Venture Partners X, L.P. are held by Maha Katabi, Ph.D., CFA and Dr. James I. Healy the managing members of Sofinnova Management X, L.L.C., the General Partner of Sofinnova Venture Partners X, L.P.

(5)
Includes (i) 565,032 shares of common stock owned by GAD Enterprises LLC, of which Mr. Gad is the sole member and manager and as such Mr. Gad has sole voting and dispositive power with respect to such shares, (ii) 50,000 shares owned by Mr. Gad outright; (iii) 60,000 shares of common stock owned by Mr. Gad’s children who are deemed to share the same household, and (iv) 651,045 shares of common stock underlying options that are exercisable as of April 1, 2022 or will become exercisable within 60 days after such date.

(6)
Includes (i) 181,077 shares of common stock owned directly by Mr. Kruse and (ii) 715,280 shares of common stock underlying options that are exercisable as of April 1, 2022 or will become exercisable within 60 days after such date.

(7)
Includes (i) 2,838 shares of common stock owned by Dr. Rajah’s spouse, (ii) 233 held by Dr. Rajah’s minor child, and (iii) 26,250 shares of common stock underlying options that are exercisable as of April 1, 2022 or will become exercisable within 60 days after such date.

(8)
Includes (i) 4,178,465 shares of common stock owned by WG Biotech ApS in which Mr. Wedell-Wedellsborg is the majority owner and as such has sole voting and dispositive power with respect to such shares and (ii) 114,667 shares of common stock underlying options that are exercisable as of April 1, 2022 or will become exercisable within 60 days after such date.

(9)
Includes (i) 2,194,278 shares of common stock owned by Sofinnova Venture Partners X, L.P. Dr. Healy is a managing member of Sofinnova Management X, L.L.C., the General Partner of Sofinnova Venture Partners X, L.P., and as such has voting and dispositive power over such shares with Maha Katabi, Ph.D., CFA, the other managing member of Sofinnova Management X, L.L.C.; (ii) 25,778 shares owned outright by Dr. Healy; and (iii) 52,889 shares of common stock underlying options that are exercisable as of April 1, 2022 or will become exercisable within 60 days after such date.
(10)
Includes 2,150,437 shares of common stock underlying options that are exercisable as of April 1, 2022 or will become exercisable within 60 days after such date. Also includes 45,662 shares of common stock owned by one executive officer not named in the above table.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and 10% stockholders to file reports of ownership of our equity securities with the SEC. We routinely assist our officers and directors in preparing and filing these reports. To our knowledge, based on a review of the copies of such forms in our possession and on written representations from reporting persons, we believe that for the year ended December 31, 2021, all reporting persons filed the required reports on a timely basis under Section 16(a), with the exception of the receipt of 64,000 stock options by Susan Smith, our Senior Vice President and Chief Commercial Officer on December 14, 2021 reported on December 23, 2021. The report was filed five business days late due to an administrative delay.
STOCKHOLDER PROPOSALS FOR OUR 2023 ANNUAL MEETING
Stockholder Proposals to be Included in Proxy Statement
Pursuant to Rule 14a-8 of the Exchange Act, any stockholder who desires to include a proposal in the proxy statement and form of proxy for our 2023 annual meeting of stockholders must deliver the proposal to our principal executive offices no later than December 28, 2022, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2022 Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.
Stockholder Proposals Not Included in Proxy Statement
In addition, our amended and restated by-laws establish an advance notice procedure for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2023 annual meeting of stockholders but not included in the proxy statement by March 10, 2023, but not before February 8, 2023, which is not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting immediately preceding such annual meeting. However, if the date of such annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by our Board of Directors for the 2023 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.
Any proposals, notices or information about proposed director candidates should be sent to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169.
As noted above, any stockholder who intends to present a proposal at our 2023 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. Pursuant to such rule, a stockholder must have continuously held for at least one (1) year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal for inclusion in our proxy materials. Subject to SEC rules, we reserve the right to vote against, reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.
OTHER MATTERS
As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.
Notice and Access
We are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this proxy statement, our Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.
Householding of Annual Meeting Materials
Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2021 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, to you if you write or call us at Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.
ADDITIONAL INFORMATION
Annual Report on Form 10-K
You may obtain copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, without charge by writing to the Secretary, Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169. You can also find our Annual Report on our website at https://ir.ymabs.com/financial-information/annual-reports.

Y-MABS THERAPEUTICS, INC.Proxy of Annual Meeting of Stockholders on June 9, 2022Solicited on Behalf of the Board of DirectorsThe undersigned appoint(s) Thomas Gad attorney with full power of substitution andrevocation, for and in the name of the undersigned with all the powers the undersignedwould possess if personally present, to vote the shares of the undersigned in Y-mAbsTherapeutics, Inc., as indicated on the proposals referred to on the reverse side hereof atthe annual meeting of its stockholders to be held on June 9, 2022, and at any adjournmentsthereof, and in their or his or her discretion upon any other matter which may properly comebefore said meeting.This proxy, when properly executed, will be voted in the manner directed herein. If nosuch direction is made, this proxy will be voted in accordance with the Board ofDirectors’ recommendations FOR the election of each of the director nominees, andFOR Proposals 2 and 3.(Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OFY-MABS THERAPEUTICS, INC.June 9, 2022NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The notice of meeting, proxy statement, proxy card and annual report to shareholdersare available at http://www.astproxyportal.com/ast/22412Please sign, date and mailyour proxy card in theenvelope provided as soonas possible.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:xPlease detach along perforated line and mail in the envelope provided.20330303000000001000 6 060922GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxymaterial, statements and other eligible documents online, while reducing costs, clutter andpaper waste. Enroll today via www.astfinancial.com to enjoy online access.1. Election of Directors:FOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING VIRTUALLY.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND“FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. AS SHOW HERE:O Dr. Gérard BerO David N. GillNOMINEES:2. To ratify the appointment of PricewaterhouseCoopers LLP as ourindependent registered public accounting firm for our fiscal yearending December 31, 2022.3. To approve, on a non-binding advisory vote basis, the compensationof the Company’s named executive officers.4. The transaction of any other business that may properly come before the AnnualMeeting or any adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNERDIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONIS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS,AND “FOR” ITEMS 2 AND 3.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:JOHN SMITH1234 MAIN STREETAPT. 203NEW YORK, NY 10038PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND“FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. AS SHOW HERE: x20330303000000001000 6 060922COMPANY NUMBERACCOUNT NUMBERNOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The notice of meeting, proxy statement, proxy card and annual report to shareholdersare available at http://www.astproxyportal.com/ast/22412ANNUAL MEETING OF STOCKHOLDERS OFY-MABS THERAPEUTICS, INC.June 9, 20221. Election of Directors:O Dr. Gérard BerO David N. GillFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)NOMINEES:INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have your proxycard available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in theUnited States or 1-718-921-8500 from foreign countries andfollow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided assoon as possible.VIRTUALLY AT THE MEETING - The company will be hosting the meetinglive via the Internet this year. To attend the meeting via the Internet pleasevisit https://web.lumiagm.com/257688918 (password: ymabs2022) andbe sure to have available the control number, which appears underAccount Number on this card.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent,you can quickly access your proxy material, statements and other eligibledocuments online, while reducing costs, clutter and paper waste. Enrolltoday via www.astfinancial.com to enjoy online access.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING VIRTUALLY.2. To ratify the appointment of PricewaterhouseCoopers LLP as ourindependent registered public accounting firm for our fiscal yearending December 31, 2022.3. To approve, on a non-binding advisory vote basis, the compensationof the Company’s named executive officers.4. The transaction of any other business that may properly come before the AnnualMeeting or any adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNERDIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONIS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS,AND “FOR” ITEMS 2 AND 3.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

Y-MABS THERAPEUTICS, INC.

To Be Held On:

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/26/2022.

Please visit http://www.astproxyportal.com/ast/22412, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/257688918 (password: ymabs2022) and be sure to have available the control number.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

Dr. Gérard Ber
David N. Gill

Please note that you cannot use this notice to vote by mail.

Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:JOHN SMITH1234 MAIN STREETAPT. 203NEW YORK, NY 10038PROXY VOTING INSTRUCTIONSPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND“FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. AS SHOW HERE: x20330303000000001000 6 060922COMPANY NUMBERACCOUNT NUMBERNOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The notice of meeting, proxy statement, proxy card and annual report to shareholdersare available at http://www.astproxyportal.com/ast/22412ANNUAL MEETING OF STOCKHOLDERS OFY-MABS THERAPEUTICS, INC.June 9, 20221. Election of Directors:O Dr. Gérard BerO David N. GillFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)NOMINEES:INTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have your proxycard available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in theUnited States or 1-718-921-8500 from foreign countries andfollow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided assoon as possible.VIRTUALLY AT THE MEETING - The company will be hosting the meetinglive via the Internet this year. To attend the meeting via the Internet pleasevisit https://web.lumiagm.com/257688918 (password: ymabs2022) andbe sure to have available the control number, which appears underAccount Number on this card.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent,you can quickly access your proxy material, statements and other eligibledocuments online, while reducing costs, clutter and paper waste. Enrolltoday via www.astfinancial.com to enjoy online access.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING VIRTUALLY.2. To ratify the appointment of PricewaterhouseCoopers LLP as ourindependent registered public accounting firm for our fiscal yearending December 31, 2022.3. To approve, on a non-binding advisory vote basis, the compensationof the Company’s named executive officers.4. The transaction of any other business that may properly come before the AnnualMeeting or any adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNERDIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONIS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS,AND “FOR” ITEMS 2 AND 3.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN